                        INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[_]   Preliminary Information Statement

[_]   Confidential, for Use of the Commission Only (as permitted by Rule
      14c-5(d)(2)

[X]   Definitive Information Statement

                                 AB FUNDS TRUST
                          -----------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No Fee Required

[_]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ________.

      (2)   Aggregate number of securities to which transaction applies:
            ________.

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ______

      (4)   Proposed maximum aggregate value of transaction: _____.

      (5)   Total fee paid: _____.

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid: ______

      (2)   Form, Schedule or Registration Statement No.: ______.

      (3)   Filing Party: _________

      (4)   Date Filed: __________

                                 AB FUNDS TRUST

         FLEXIBLE INCOME FUND                         MONEY MARKET FUND
         GROWTH & INCOME FUND                      LOW-DURATION BOND FUND
      CAPITAL OPPORTUNITIES FUND                  MEDIUM-DURATION BOND FUND
          GLOBAL EQUITY FUND                     EXTENDED-DURATION BOND FUND
        FLEXIBLE INCOME FUND I                        EQUITY INDEX FUND
        GROWTH & INCOME FUND I                        VALUE EQUITY FUND
     CAPITAL OPPORTUNITIES FUND I                    GROWTH EQUITY FUND
         GLOBAL EQUITY FUND I                       SMALL CAP EQUITY FUND
                                                  INTERNATIONAL EQUITY FUND

                             2401 Cedar Springs Road
                                Dallas, TX 75201

November 5, 2004

Dear Shareholder:

      The enclosed Information Statement discusses actions that have been taken with respect to the above funds of AB Funds Trust (the "Trust"). The Board of Trustees of the Trust has approved: (1) the election of two individuals to serve as trustees on the Trust's Board of Trustees; (2) a new sub-advisory agreement among the Trust, SBC Financial and Mondrian Investment Partners Ltd. on behalf of the International Equity Fund; (3) a new sub-advisory agreement among the Trust, SBC Financial and Western Asset Management (Asia) on behalf of the Medium-Duration Bond Fund; (4) a new sub-advisory agreement among the Trust, SBC Financial and TimesSquare Capital Management, LLC on behalf of the Small Cap Equity Fund; and (5) an amended and restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, which incorporated an increase of four (4) basis points to the distribution fee payable by the Retail Class shares of the Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund and Global Equity Fund series of the Trust (the "Blended Funds").

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Furthermore, the changes described in the attached Information Statement will result in a change in the Blended Funds' fee ratio, but will not change the investment objective or policies as stated in the prospectuses.

      If you have any questions, please call 1-800-262-0511 and we will be glad to assist you. Thank you for your response and your continued support of AB Funds Trust.

                                          Very truly yours,

                                          /s/ John R. Jones
                                          -------------------------------
                                          John R. Jones
                                          President

                                 AB FUNDS TRUST

         FLEXIBLE INCOME FUND                         MONEY MARKET FUND
         GROWTH & INCOME FUND                      LOW-DURATION BOND FUND
      CAPITAL OPPORTUNITIES FUND                  MEDIUM-DURATION BOND FUND
          GLOBAL EQUITY FUND                     EXTENDED-DURATION BOND FUND
        FLEXIBLE INCOME FUND I                        EQUITY INDEX FUND
        GROWTH & INCOME FUND I                        VALUE EQUITY FUND
     CAPITAL OPPORTUNITIES FUND I                    GROWTH EQUITY FUND
         GLOBAL EQUITY FUND I                       SMALL CAP EQUITY FUND
                                                  INTERNATIONAL EQUITY FUND

                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498

                              INFORMATION STATEMENT

                                NOVEMBER 5, 2004

      This document is an Information Statement for shareholders of the above referenced funds (each, a "Fund" and collectively, the "Funds"), each a series of AB Funds Trust (the "Trust"). SBC Financial Services, Inc. ("SBC Financial") serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201. The principal underwriter of the Funds is PFPC Distributors, Inc. ("Distributor"), whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Inc. serves as the administration and accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The purpose of this Information Statement is to provide you with information regarding: (1) the election of two individuals to serve as trustees on the Trust's Board of Trustees; (2) a new sub-advisory agreement among the Trust, SBC Financial and Mondrian Investment Partners Ltd. on behalf of the International Equity Fund; (3) a new sub-advisory agreement among the Trust, SBC Financial and Western Asset Management (Asia) on behalf of the Medium-Duration Bond Fund; (4) a new sub-advisory agreement among the Trust, SBC Financial and TimesSquare Capital Management, LLC on behalf of the Small Cap Equity Fund; and
(5) an amended and restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") which incorporated an increase of four (4) basis points to the distribution fee payable by the Retail Class shares of the Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund and Global Equity Fund series of the Trust.

      This Information Statement will be mailed on or about November 5, 2004 to the Funds' shareholders of record as of October 15, 2004 ("Record Date"). The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of each Fund's most recent Annual Report to Shareholders for the fiscal year ended December 31, 2003 and the Semi-Annual Report to Shareholders for the period ended June 30, 2004, free of charge, by calling 1-800-262-0511 or writing to AB Funds Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

      Each whole share of a Fund is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportional fractional vote. As of the Record Date, the following numbers of shares were issued and outstanding:

        FUND                                      RETAIL CLASS     RETIREMENT CLASS          INSTITUTIONAL CLASS
        ----                                      ------------     ----------------          -------------------
Flexible Income Fund                             2,295,569.901       19,671,116.199
Growth & Income Fund                             2,916,027.464       85,110,068.861
Capital Opportunities Fund                       1,617,672.685       66,828,457.484
Global Equity Fund                               1,876,421.190       59,113,563.278
Flexible Income Fund I                                                                           2,889,559.522
Growth & Income Fund I                                                                          10,283,285.736
Capital Opportunities Fund I                                                                     5,480,802.673
Global Equity Fund I                                                                             2,437,894.671
Money Market Fund                                9,573,135.120      807,911,298.420             60,535,562.950
Low-Duration Bond Fund                           2,307,678.111       57,316,800.797              6,105,810.422
Medium-Duration Bond Fund                        2,555,261.048       56,321,971.805              5,398,731.240
Extended-Duration Bond Fund                      3,162,825.196       26,706,346.087              3,463,910.829
Equity Index Fund                                1,974,803.869       25,123,134.191              3,619,532.982
Value Equity Fund                                2,307,066.227       75,017,524.562              6,550,967.688
Growth Equity Fund                               2,128,349.326       87,654,171.637              8,307,729.472
Small Cap Equity Fund                            2,043,306.241       24,989,123.410              2,185,676.988
International Equity Fund                        1,965,549.007       69,521,468.526              6,714,516.078

      As disclosed in the Funds' prospectuses, the Annuity Board at all times, directly or indirectly, controls the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that the Annuity Board controls the vote on any matter that requires shareholder approval. Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of any class of the Funds as of the Record Date.

                              ELECTION OF TRUSTEES

      The Annuity Board voted for the election of William Craig George and Kevin
P. Mahoney to the Trust's Board of Trustees, which became effective on September 16, 2004. The Board is comprised of eight Trustees: George J. Tous van Nijkerk and Gerald B. Jones, both of whom are "interested persons" of the Trust, as that term is defined in the 1940 Act, and Earl B. Patrick, Joseph A. Mack, James Ray Taylor, Michael R. Buster, William Craig George and Kevin P. Mahoney, each of whom is not an "interested person" of the Trust, as that term is defined in the 1940 Act (the "Independent Trustees"). The Trust's Trust Instrument provides that each Trustee holds office until his successor is elected and qualified. More information about Messrs. Craig and Mahoney is set forth below.

      Messrs. Craig and Mahoney were nominated for election on August 4, 2004 by the Independent Trustees of the Trust and by the Annuity Board as majority shareholder of each Fund. The elections of Messrs. George and Mahoney were effective as of September 16, 2004, and they have each consented to serve as Independent Trustees to the Trust and to be named in this Information Statement.

      The operations of each Fund are under the direction of the Board of Trustees. The Board establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds. The Trustees and executive officers of the Funds, their ages, business addresses and their principal occupations during the past five years are set forth below. To the knowledge of SBC Financial, the executive officers, and the Trustees of the Trust, as a group, beneficially owned less than 1% of any class of any Fund as of October 15, 2004.

TRUSTEES AND OFFICERS OF THE TRUST

                                                                                    Number of
                                                                                    Portfolios
                                                                                     in Fund
                                       Term of Office                                Complex              Other Trusteeships/
Name (Date of Birth), Address and       and Length of   Principal Occupation(s)      Overseen                Directorships
        Position(s) with Trust         Time Served(1)     During Past 5 Years       by Trustee              Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Mr. Earl B. Patrick (6/3/44)             Since 2000     President and Chief             17        Earl B. Patrick, Inc. -- President
Jim Stewart Realtors, Inc.                              Operating Officer, Jim                    and Director (Real Estate
500 N. Valley Mills Drive                               Stewart, Realtors, Inc.                   Brokerage); JSR Building
Waco, TX 76710                                          d/b/a Coldwell Banker                     Partnership -- Managing Partner
Trustee                                                 Jim Stewart, Realtors,                    (Real Estate Investments);
                                                        1975 - present.                           JSR Land Partnership -- Managing
                                                                                                  Partner (Real Estate Investments);
                                                                                                  Meadowlake Center -- General
                                                                                                  Partner (Real Estate Investments);
                                                                                                  Baylor Foundation -- Director
                                                                                                  (University Development).

Joseph A. Mack (11/22/39)                Since 2002     Director, Office of             17                       None
3400 Wilmont Avenue                                     Public Policy, South
Columbia, SC 29205                                      Carolina Baptist
Trustee                                                 Convention, 1999 -
                                                        present; Deputy
                                                        Director, SC Retirement
                                                        Systems.

James Ray Taylor (10/19/33)              Since 2002     Retired since 1994.             17                       None
3009 Tanglewood Park West
Fort Worth, TX 76109
Trustee

Michael R. Buster (11/18/57)             Since 2002     Executive Pastor,               17                       None
3656 Bridle Road                                        Prestonwood Baptist
Prosper, Texas 75078                                    Church, 1989 - present
Trustee

                                                                                      Number of
                                                                                      Portfolios
                                                                                       in Fund
                                         Term of Office                                Complex              Other Trusteeships/
Name (Date of Birth), Address and         and Length of   Principal Occupation(s)      Overseen                Directorships
        Position(s) with Trust           Time Served(1)     During Past 5 Years       by Trustee              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
William Craig George (7/8/58)              Since 2004     Regional loan                   17                       None
617 Glen Eden Drive                                       administrator, Central
Raleigh, NC 27612                                         Carolina Bank, 1995 -
Trustee                                                   present.

Kevin P. Mahoney (7/26/57)                 Since 2004     Executive Pastor,               17                       None
First Baptist Church                                      FBC West Balm Beach,
1101 South Flagler Drive                                  FL, July 2000 - present;
West Palm Beach, FL 33401                                 Administrative Pastor,
Trustee                                                   FBC Merritt Island, FL,
                                                          June 1995 - June 2000.
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
George Tous van Nijkerk (8/12/39)         Since 2000     Executive Director of           17        Annuity Board -- Trustee
2401 Cedar Springs Road                                  Administration, Christ
Dallas, TX 75201-1407                                    Baptist Church,
Trustee                                                  February 2004 -
                                                         present; Administrative
                                                         Services Director,
                                                         Providence Baptist
                                                         Church, 1999 - 2004.

Gerald B. Jones (5/24/32)                 Since 2000     Owner, Jones Motorcars,         17        Annuity Board -- Trustee; Bank of
Jones Motorcars, Inc.                                    Inc.1957 - present.                       Arkansas -- Director
3535 N. College Avenue
Fayetteville, AR 72703-5108
Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------------------
John R. Jones (12/6/53)                   Since 2000     Executive Vice                 N/A                        N/A
2401 Cedar Springs Road                                  President and Chief
Dallas, TX 75201-1407                                    Operating Officer,
President                                                Annuity Board of the
                                                         Southern Baptist
                                                         Convention, 1995 -
                                                         present.

Rodric E. Cummins (6/28/57)               Since 2000     Executive Officer and          N/A                        N/A
2401 Cedar Springs Road                                  Chief Investment
Dallas, TX 75201-1407                                    Officer, Annuity Board
Vice President and Investment                            of the Southern Baptist
Officer                                                  Convention, 1998 -
                                                         present.

Jeffrey P. Billinger (12/5/46)            Since 2000     Executive Officer and          N/A                        N/A
2401 Cedar Springs Road                                  Treasurer, Annuity
Dallas, TX 75201-1407                                    Board of the Southern
Vice President and Treasurer                             Baptist Convention,
                                                         1995 - present.

Rodney R. Miller (5/23/53)                Since 2000     General Counsel, Legal         N/A                        N/A
2401 Cedar Springs Road                                  and Compliance, Annuity
Dallas, TX 75201-1407                                    Board of the Southern
Vice President, Secretary and Chief                      Baptist Convention,
Legal Officer                                            1995 - present.

                                                                                      Number of
                                                                                      Portfolios
                                                                                       in Fund
                                         Term of Office                                Complex              Other Trusteeships/
Name (Date of Birth), Address and         and Length of   Principal Occupation(s)      Overseen                Directorships
        Position(s) with Trust           Time Served(1)     During Past 5 Years       by Trustee              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Patty A. Weiland (8/25/59)                Since 2004      Director, Mutual Funds,        N/A                        N/A
2401 Cedar Springs Road                                   Annuity Board of the
Dallas, TX 75201-1407                                     Southern Baptist
Vice President and Chief Compliance                       Convention, 2000 -
Officer                                                   present; Vice
                                                          President, Northern
                                                          Trust Company 1993
                                                          -2000.

      (1) Each Trustee serves for an indefinite term, until his successor is elected. Officers serve at the pleasure of the Board of Trustees.

      (2) Messrs. Tous van Nijkerk and Jones are "interested persons" of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of the Annuity Board.

      (3) The executive officers of the Trust may be deemed to be affiliates of SBC Financial due to their positions with SBC Financial and/or the Annuity Board.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY EACH TRUSTEE

      The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust's family of investment companies overseen by him), as of October 15, 2004.

                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED INVESTMENT
                                   DOLLAR RANGE OF EQUITY SECURITIES IN EACH        COMPANIES OVERSEEN BY TRUSTEE WITHIN
       NAME OF TRUSTEE                      PORTFOLIO OF THE TRUST                   THE FAMILY OF INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
George Tous van Nijkerk        $1-$10,000 in the Low-Duration Bond Fund           Over $100,000
                               $10,001-$50,000 in the Medium-Duration Bond Fund
                               $10,001-$50,000 in the Equity Index Fund
                               $10,001-$50,000 in the Value Equity Fund
                               $10,001-$50,000 in the Growth Equity Fund
                               $10,001-$50,000 in the Small Cap Equity Fund
                               $10,001-$50,000 in the International Equity Fund

Gerald B. Jones                NONE                                               NONE
-------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
Earl B. Patrick                NONE                                               NONE

Joseph A. Mack                 $10,001-$50,000 in the Growth Equity Fund          $10,001-$50,000
                               $10,001-$50,000 in the Capital Opportunities Fund

James Ray Taylor               NONE                                               NONE

Michael R. Buster              $50,001-$100,000 in the Value Equity Fund          Over $100,000
                               $50,001-$100,000 in the Growth Equity Fund
                               $50,001-$100,000 in the International Equity Fund
                               Over $100,000 in the Small Cap Equity Fund

William Craig George           None                                               None

                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED INVESTMENT
                                   DOLLAR RANGE OF EQUITY SECURITIES IN EACH        COMPANIES OVERSEEN BY TRUSTEE WITHIN
       NAME OF TRUSTEE                      PORTFOLIO OF THE TRUST                   THE FAMILY OF INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------------
Kevin P. Mahoney               Over $100,000 in the Money Market Fund             Over $100,000

      As of October 15, 2004, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of SBC Financial, the Trust's sub-advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with SBC Financial, the Trust's sub-advisers or the Distributor.

COMPENSATION

      The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

      Mr. Mack is a beneficiary of a health plan sponsored by the Annuity Board, and a beneficiary of the South Carolina Baptist Convention Annuity Plan.

COMMITTEES

      AUDIT COMMITTEE. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Patrick, Mack, Taylor, Buster, George and Mahoney. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended December 31, 2003, there were two meetings of the Audit Committee.

      NOMINATING COMMITTEE. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Patrick, Mack, Taylor, Buster, George and Mahoney. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. The Trust's governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2003, there were no meetings of the Nominating Committee.

      VALUATION COMMITTEE. The Board has a Valuation Committee, comprised of all the Trustees, certain officers of the Trust and employees of PFPC Inc., which provides accounting and administration services to the Funds. The Valuation Committee reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of each Fund's portfolio securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad-hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended December 31, 2003, there were five meetings of the Valuation Committee.

                    APPROVAL OF INVESTMENT ADVISORY CONTRACTS

      As further described in the Funds' prospectuses, the assets of the International Equity Fund, the Medium-Duration Bond Fund and the Small Cap Equity Fund are each allocated among multiple sub-advisers. SBC Financial, in its capacity as investment adviser of the Trust, has received an exemptive order from the U.S. Securities and Exchange Commission to permit it and the Trust's Board of Trustees to select and replace sub-advisers for the Trust and to amend sub-advisory agreements without obtaining shareholder approval. Accordingly, SBC Financial is able, subject to the approval of the Trust's Board, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval.

APPOINTMENT OF MONDRIAN INVESTMENT PARTNERS LTD. AS SUB-ADVISER TO THE INTERNATIONAL EQUITY FUND

      INTRODUCTION. At a regular meeting held on August 4, 2004, the Board approved, on behalf of the International Equity Fund, a new sub-advisory agreement among the Trust, SBC Financial and Mondrian Investment Partners Ltd. ("Mondrian") (the "Mondrian Agreement"). Delaware International Advisers Limited ("DIAL"), which was responsible for managing a portion of the assets of the International Equity Fund, underwent a management buyout on September 24, 2004, resulting in a change in control. Mondrian is the new entity resulting from the restructuring of DIAL and replaces it as a sub-adviser to the International Equity Fund.

      APPOINTMENT. Mondrian, responsible for managing a portion of the assets of the International Equity Fund, is controlled by senior members of DIAL's management and private equity funds sponsored by Hellman & Friedman LLC. The advisory business of DIAL has been restructured as Mondrian, a Delaware limited liability company.

      At its August 4, 2004 meeting, the Board, including a majority of the Independent Trustees, considered the appointment of Mondrian as a sub-adviser to the International Equity Fund, as proposed by SBC Financial. The Board reviewed information provided by Mondrian in connection with its consideration of the appointment, as well as the proposed new sub-advisory agreement. The Board reviewed the services proposed and analyzed the factors they deemed relevant, noting that the nature, quality and scope of the services to be provided to the International Equity Fund would not change as a result of the corporate restructuring. The Board also considered the proposed compensation for services provided by Mondrian as a sub-adviser to the International Equity Fund, which did not result in an increase in management fees for the International Equity Fund.

      The Mondrian Agreement is substantially identical to the International Equity Fund's former sub-advisory agreement with DIAL. There are no changes to the investment personnel or to the services provided to the International Equity Fund as a result of the management buyout. More information about Mondrian can be found in Appendix B.

      COMPARISON OF MANAGEMENT FEES. The fees payable to Mondrian under the Mondrian Agreement are identical to the fees under the former sub-advisory agreement with DIAL. Furthermore, the management fee paid by the International Equity Fund will be the same as the current management fee. For the fiscal year ended December 31, 2003, the management fee paid by each class of the International Equity Fund was 0.98% of its average daily net assets.

      COMPARISON OF THE FORMER AND NEW SUB-ADVISORY AGREEMENTS. The former sub-advisory agreement with DIAL (which remained in effect until September 23, 2004) and the Mondrian Agreement are substantially identical. The description of the Mondrian Agreement below also accurately describes the former sub-advisory agreement. In addition, the description of the Mondrian Agreement is qualified in its entirety by the form of the agreement itself, which is included in Appendix E. THERE WILL BE NO CHANGE IN THE NATURE OR QUALITY OF THE ADVISORY SERVICES PROVIDED TO THE FUND, AND THERE WILL BE NO CHANGE IN THE FUND'S MANAGEMENT FEE.

      The Board initially approved the former sub-advisory agreement on May 15, 2001, and the agreement became effective on August 27, 2001, when the International Equity Fund commenced operations. The initial shareholder of the International Equity Fund approved the former sub-advisory agreement on July 31, 2001.

      The Mondrian Agreement became effective on September 24, 2004, and will continue in effect through June 30, 2005. Thereafter, the Mondrian Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the International Equity Fund, and also, in either event, if approved by a majority of the Independent Trustees.

      Under the Mondrian Agreement, Mondrian will manage the assets of the International Equity Fund that are allocated to it by SBC Financial. Mondrian has discretion pursuant to the Mondrian Agreement to purchase and sell securities for its allocated segment of the International Equity Fund's assets in accordance with the International Equity Fund's objectives, polices and restrictions, and the more specific strategies and guidelines provided by SBC Financial. Although Mondrian is subject to the overall supervision of the Board and officers of the Trust and by SBC Financial, these parties do not evaluate the investment merits of specific securities transactions.

      The Mondrian Agreement discloses that Mondrian may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide Mondrian with research, analysis, advice or similar services. The Mondrian Agreement also provides that Mondrian will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act, and the rules and regulations promulgated thereunder with respect to transactions effected on behalf of the International Equity Fund by Mondrian, and will furnish the Board and SBC Financial with such periodic and special reports as the Board or SBC Financial may reasonably request; and (2) provide the Board or SBC Financial with certain economic and investment analyses and reports, as well as monthly reports, setting forth the International Equity Fund's performance with respect to investments on its behalf made by Mondrian and make available to the Board and SBC Financial any economic, statistical and investment services that Mondrian normally makes available to its institutional investors or other customers.

      The Mondrian Agreement does not protect Mondrian against liability to the International Equity Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under the Mondrian Agreement. The Mondrian Agreement terminates automatically with respect to the International Equity Fund upon its assignment or upon the termination of the International Equity Fund's investment advisory agreement with SBC Financial. The Mondrian Agreement also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

      PORTFOLIO TRANSACTIONS. For the fiscal year ended December 31, 2003, the International Equity Fund did not execute transactions through broker-dealers affiliated with the International Equity Fund's sub-advisers directing the transactions.

APPOINTMENT OF WESTERN ASSET MANAGEMENT (ASIA) AS SUB-ADVISER TO THE MEDIUM-DURATION BOND FUND

      INTRODUCTION. At a special meeting held on September 16, 2004, the Board approved, on behalf of the Medium-Duration Bond Fund, a sub-advisory agreement among the Trust, SBC Financial and Western Asset Management (Asia) ("WAMA")(the "WAMA Agreement"), pursuant to which WAMA will manage a portion of the Medium-Duration Bond Fund's investments in obligations denominated in currencies other than the U.S. dollar, in which the Medium-Duration Bond Fund may invest up to 20% of its assets. WAMA is an affiliate of Western Asset Management Company and Western Asset Management Limited, both of which are also sub-advisers to the Medium-Duration Bond Fund.

      APPOINTMENT. At it's September 16, 2004 meeting, the Board, including a majority of the Independent Trustees, considered the appointment of WAMA as a sub-adviser to the Medium-Duration Bond Fund, as proposed by SBC Financial. In considering the appointment of WAMA as a sub-adviser, the Board reviewed information provided by WAMA in connection with its consideration of the appointment, as well as the proposed sub-advisory agreement. The Board reviewed the services proposed and analyzed the factors they deemed relevant. The Board also considered the proposed compensation for services provided by WAMA as a sub-adviser to the Medium-Duration Bond Fund, which did not result in an increase in management fees for the Medium-Duration Bond Fund.

      After review of the above factors, the Board, including all the Independent Trustees, unanimously approved the appointment of WAMA to serve as a sub-adviser to the Medium-Duration Bond Fund pursuant to the WAMA Agreement. More information about WAMA can be found in Appendix C.

      COMPARISON OF MANAGEMENT FEES. The fees payable to WAMA under the WAMA Agreement are substantially identical to the fees paid by other entities that serve as sub-advisers to the Medium-Duration Bond Fund. Furthermore, the management fee paid by the Medium-Duration Bond Fund will be the same as the current management fee. For the fiscal year ended December 31, 2003, the management fee paid by each class of the Medium-Duration Bond Fund was 0.44% of its average daily net assets.

      DESCRIPTION OF NEW SUB-ADVISORY AGREEMENT. The WAMA Agreement became effective on or about November 1, 2004. Except as to compensation and effective date, the terms of the WAMA Agreement are substantially identical in all respects to the existing sub-advisory agreements among the Trust, SBC Financial and the other entities that serve as sub-advisers to the Medium-Duration Bond Fund. The description of the WAMA Agreement is qualified in its entirety by the form of the agreement itself, which is included in Appendix F. THERE WILL BE NO CHANGE TO THE MEDIUM-DURATION BOND FUND'S MANAGEMENT FEE.

      The WAMA Agreement will continue in effect through June 30, 2005. Thereafter, the WAMA Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Medium-Duration Bond Fund, and also, in either event, if approved by a majority of the Independent Trustees.

      Under the WAMA Agreement, WAMA will manage the assets of the Medium-Duration Bond Fund that are allocated to it by SBC Financial. WAMA has discretion, pursuant to its agreement, to purchase and sell securities for its allocated segment of the Medium-Duration Bond Fund's assets in accordance with the Medium-Duration Bond Fund's objectives, policies and restrictions, and the more specific strategies and guidelines provided by SBC Financial. Although WAMA is subject to the overall supervision of the Board and officers of the Trust and by SBC Financial, these parties do not evaluate the investment merits of specific securities transactions.

      The WAMA Agreement discloses that WAMA may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide WAMA with research, analysis, advice or similar services. The WAMA Agreement also provides that WAMA will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act, and the rules and regulations promulgated thereunder with respect to transactions effected on behalf of the Medium-Duration Bond Fund by WAMA, and will furnish the Board and SBC Financial with such periodic and special reports as the Board or SBC Financial may reasonably request; and (2) provide the Board or SBC Financial with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Medium-Duration Bond Fund's performance with respect to investments on its behalf made by WAMA and make available to the Board and SBC Financial any economic, statistical and investment services that WAMA normally makes available to its institutional investors or other customers.

      The WAMA Agreement does not protect WAMA against liability to the Medium-Duration Bond Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under the WAMA Agreement. The WAMA Agreement terminates automatically with respect to the Medium-Duration Bond Fund upon its assignment or upon the termination of the

Medium-Duration Bond Fund's investment advisory agreement with SBC Financial. Any party thereto also may terminate the WAMA Agreement without penalty at any time, immediately upon written notice to the other parties.

      PORTFOLIO TRANSACTIONS. During the fiscal year ended December 31, 2003, certain portfolio transactions for the Medium-Duration Bond Fund were executed through a broker-dealer affiliated with the Medium-Duration Bond Fund's sub-adviser directing the applicable transactions as follows.

                                                                                         AGGREGATE DOLLAR AMOUNT
                                                                                         OF BROKERAGE COMMISSIONS
Fund                             BROKER-DEALER     AFFILIATED SUB-ADVISER                       PAID 2003
   Medium-Duration Bond Fund     Goldman Sachs     Goldman Sachs Asset Management                 $3,250

      The table below shows, for the fiscal year ended December 31, 2003, the percentage of the Medium-Duration Bond Fund's aggregate brokerage commissions paid to the identified broker-dealer and the percentage of the Medium-Duration Bond Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the identified broker-dealer.

                                                                                                     PERCENTAGE OF
                                                                               PERCENTAGE OF THE       THE FUND'S
                                                                               FUND'S AGGREGATE     AGGREGATE DOLLAR
                                                                                   BROKERAGE           AMOUNT OF
FUND                              BROKER-DEALER     AFFILIATED SUB-ADVISER     COMMISSIONS PAID       TRANSACTIONS
   Medium-Duration Bond Fund      Goldman Sachs     Goldman Sachs Asset              3.78%               7.39%
                                                    Management

APPOINTMENT OF TIMESSQUARE CAPITAL MANAGEMENT, LLC AS SUB-ADVISER TO THE SMALL CAP EQUITY FUND

      INTRODUCTION. At a special meeting held on September 9, 2004, the Board approved, on behalf of the Small Cap Equity Fund, a new sub-advisory agreement among the Trust, SBC Financial and TimesSquare Capital Management, LLC ("TimesSquare") (the "TimesSquare Agreement"). TimesSquare Capital Management, Inc. ("TSCM"), which is responsible for managing a portion of the assets of the Small Cap Equity Fund, has notified the Trust of its impending acquisition by Affiliated Managers Group, Inc., which will result in a change in control. TimesSquare will be the new entity resulting from the corporate restructuring of TSCM and will replace it as a sub-adviser to the Small Cap Equity Fund.

      APPOINTMENT. TimesSquare will be controlled by Affiliated Managers Group, Inc. ("AMG"), an asset management holding company. The remaining interests in TimesSquare will be largely held by the management of its equity business. The advisory business of TSCM will be restructured as TimesSquare, a Delaware limited liability company.

      At its September 9, 2004 meeting, the Board, including a majority of the Independent Trustees, considered the appointment of TimesSquare as a sub-adviser to the Small Cap Equity Fund, as proposed by SBC Financial. The Board reviewed information provided by TimesSquare in connection with its consideration of the appointment, as well as the proposed new sub-advisory agreement. The Board reviewed the services proposed and analyzed the factors they deemed relevant, noting the nature, quality and scope of the services to be provided to the Small Cap Equity Fund would not change as a result of the corporate restructuring. The Board also considered the proposed compensation for services to be provided by TimesSquare as a sub-adviser to the Small Cap Equity Fund, which will not result in an increase in management fees for the Small Cap Equity Fund.

      The TimesSquare Agreement is substantially identical to the Small Cap Equity Fund's sub-advisory agreement with TSCM. There will be no changes to the investment personnel or to the services provided to the Small Cap Equity Fund as a result of the corporate restructuring. More information about TimesSquare can be found in Appendix D.

      COMPARISON OF MANAGEMENT FEES. The fees payable to TimesSquare under the TimesSquare Agreement are identical to the fees under the current sub-advisory agreement with TSCM. Furthermore, the management fee paid by the Small Cap Equity Fund will be the same as the current management fee. For the fiscal year ended December 31, 2003, the management fee paid by each class of the Small Cap Equity Fund was 1.09% of its average daily net assets.

      COMPARISON OF THE FORMER AND NEW SUB-ADVISORY AGREEMENTS. The sub-advisory agreement with TSCM (which is currently in effect) and the TimesSquare Agreement are substantially identical. The description of the TimesSquare Agreement below also accurately describes the TSCM sub-advisory agreement. In addition, the description of the TimesSquare Agreement is qualified in its entirety by the form of the agreement itself, which is included in Appendix G. THERE WILL BE NO CHANGE IN THE NATURE OR QUALITY OF THE ADVISORY SERVICES PROVIDED TO THE FUND, AND THERE WILL BE NO CHANGE IN THE FUND'S MANAGEMENT FEE.

      The Board initially approved the sub-advisory agreement with TSCM on July 30, 2002, and the agreement became effective on July 31, 2002. The TimesSquare Agreement will become effective during the fourth quarter of 2004, and will continue in effect through June 30, 2005. Thereafter, the TimesSquare Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Small Cap Equity Fund, and also, in either event, if approved by a majority of the Independent Trustees.

      Under the TimesSquare Agreement, TimesSquare will manage the assets of the Small Cap Equity Fund that are allocated to it by SBC Financial. TimesSquare has discretion pursuant to the TimesSquare Agreement to purchase and sell securities for its allocated segment of the Small Cap Equity Fund's assets in accordance with the Small Cap Equity Fund's objectives, polices and restrictions, and the more specific strategies and guidelines provided by SBC Financial. Although TimesSquare is subject to the overall supervision of the Board and officers of the Trust and by SBC Financial, these parties do not evaluate the investment merits of specific securities transactions.

      The TimesSquare Agreement discloses that TimesSquare may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide TimesSquare with research, analysis, advice or similar services. The

TimesSquare Agreement also provides that TimesSquare will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act, and the rules and regulations promulgated thereunder with respect to transactions effected on behalf of the Small Cap Equity Fund by TimesSquare, and will furnish the Board and SBC Financial with such periodic and special reports as the Board or SBC Financial may reasonably request; and (2) provide the Board or SBC Financial with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Small Cap Equity Fund's performance with respect to investments on its behalf made by TimesSquare and make available to the Board and SBC Financial any economic, statistical and investment services that TimesSquare normally makes available to its institutional investors or other customers.

      The TimesSquare Agreement does not protect TimesSquare against liability to the Small Cap Equity Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under the TimesSquare Agreement. The TimesSquare Agreement terminates automatically with respect to the Small Cap Equity Fund upon its assignment or upon the termination of the Small Cap Equity Fund's investment advisory agreement with SBC Financial. The TimesSquare Agreement also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

      PORTFOLIO TRANSACTIONS. For the fiscal year ended December 31, 2003, the Small Cap Equity Fund did not execute transactions through broker-dealers affiliated with the Small Cap Equity Fund's sub-advisers directing the transactions.

            APPROVAL OF AN AMENDED AND RESTATED DISTRIBUTION PLAN FOR
                         THE BLENDED FUNDS RETAIL CLASS

      Note to Current Retail Class Shareholders of the Blended Funds: The increase in the distribution fee described in this section will not effect current individual shareholders in the Retail Class, as they will be subject to an automatic conversion to the Retirement Class after the close of business on November 5, 2004. Pursuant to the new investor eligibility requirements adopted by the Board, on November 8, 2004, individual shareholders who, directly or through IRAs, now invest in the Retail Class will become ineligible for this class and instead eligible for Retirement Class, which has lower fees and expenses. Shares of these shareholders in the Retail Class will be automatically exchanged for shares of the Retirement Class after the close of business on November 5. Effective November 8, 2004, the name of the Retail Class will be changed to the GS6 Class and the name of the Retirement Class will be changed to the G4 Class.

      The Retail Class of each of the Flexible Income Fund, the Growth & Income Fund, the Capital Opportunities Fund and the Global Equity Fund (collectively, the "Blended Funds" and each a "Blended Fund") is subject to a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("Existing Distribution Plan"). The Existing Distribution Plan was adopted by the Board with respect to each Blended Fund on May 15, 2001, prior to the commencement of operations of the Blended Funds. The Existing Distribution Plan allows for the Retail Class of each Blended Fund to use its assets to promote the sale and distribution of the Fund's shares. Under the Existing Distribution Plan, the Retail Class of each Blended Fund may pay fees up to an annual rate of 0.06% of the average daily net assets of that class to compensate the Annuity

Board for expenses incurred by it in connection with the offering and sale of shares of the Retail Class, including payments by the Annuity Board to the Blended Funds' distributor and others who render distribution services.

      At its August 4, 2004 meeting, the Board, including each of the Independent Trustees of the Trust, approved an Amended and Restated Distribution Plan for the Retail Class of the Blended Funds pursuant to Rule 12b-1 under the 1940 Act ("Amended Distribution Plan"). The Annuity Board approved the Amended Distribution Plan by written consent as the majority shareholder of the Retail Class of each Blended Fund on August 4, 2004. The Amended Distribution Plan will be effective beginning November 8, 2004. A copy of the Amended Distribution Plan is attached as Appendix H.

      Under the Amended Distribution Plan, the Retail Class of each Blended Fund may pay distribution fees up to an annual rate of 0.10% of the average daily net assets of that class. This fee represents an increase of 0.04% in the distribution fees payable by the Retail Class of each Blended Fund. Other than an increase in the distribution fee of 0.04%, the terms of the Amended Distribution Plan are identical to the Existing Distribution Plan. Accordingly, the following description of the Amended Distribution Plan applies equally to the Existing Distribution Plan, except with respect to the distribution fee.

      The Amended Distribution Plan provides that the Retail Class of each Blended Fund may pay fees up to an annual rate of 0.10% of the average daily net assets of that class to compensate the Annuity Board for expenses incurred by it in connection with the offering and sale of shares of the Retail Class, including payments by the Annuity Board to the Blended Funds' distributor and others who render distribution services. Such expenses may include, but are not limited to, the following: costs of printing and distributing the Fund's Prospectus, Statement of Additional Information and sales literature to prospective investors; an allocation of overhead and office distribution-related expenses of the Annuity Board; advertising expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; and any other costs and expenses relating to distribution or sales support activities with regard to the Retail Class of the Blended Funds. The Annuity Board may retain all or a portion of the distribution fee.

      The amount of the distribution fee payable by the Retail Class of each Blended Fund under the Amended Distribution Plan is not related directly to expenses incurred by the Annuity Board and the plan does not obligate a Blended Fund to reimburse the Annuity Board for such expenses. The Annuity Board may retain any excess of the fees it receives pursuant to the Amended Distribution Plan over its expenses incurred in connection with paying the expenses described above. The Annuity Board may waive receipt of fees under the Amended Distribution Plan for a period of time while retaining the ability to be paid under this plan thereafter.

      The Amended Distribution Plan may not take effect with respect to the Retail Class of a Blended Fund until approved by a majority of both (a) the full Board and (b) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to it, cast in person at a meeting called for the purpose of voting on the plan and the related agreements.

      The Amended Distribution Plan must be initially approved by a vote of the holders of at least a majority of the outstanding voting securities of the Retail Class of such Blended Fund, and may not be amended so as to increase materially the amounts of the distribution fee payable under the plan, unless the amendment is approved by a vote of the holders of at least a majority of the outstanding voting securities of the Retail Class of such Blended Fund. Any material amendment to the Amended Distribution Plan shall be effective only upon approval by the Board in the manner described above.

      The Amended Distribution Plan shall continue in effect from year to year with respect to the Retail Class of each Blended Fund, so long as its continuance is specifically approved at least annually by the vote of the Board in the manner described above. The Amended Distribution Plan may be terminated with respect to the Retail Class of a Blended Fund without penalty at any time, by a vote of a majority of the outstanding voting securities (as so defined) of such Retail Class of such fund or by a vote of a majority of the Independent Trustees.

      While the Amended Distribution Plan is in effect, the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of the Trustees then in office who are not interested persons of the Trust, provided that the shareholders of the Trust may also nominate and select persons for such positions, as specified in the Trust's Trust Instrument.

THE BOARD'S DELIBERATIONS

      The Board unanimously approved the Amended Distribution Plan at a meeting held August 4, 2004. In connection with their deliberations, the Board was furnished with copies of the Amended Distribution Plan and related materials, and were given the opportunity to discuss with fund management the reasons for adopting the Amended Distribution Plan. In determining whether to approve the Amended Distribution Plan, the Board considered, among other things, that the Trust had undertaken, with the approval of the Southern Baptist Convention, to expand the groups it may serve to other evangelical ministry organizations, such as evangelical churches, church fellowships, denominations, mission sending organizations and agencies not in conflict with the Southern Baptist Convention, and that expanding the Trust's group of shareholders is anticipated to result in increased distribution costs. Based on these considerations, among others, the Board concluded that there is a reasonable likelihood that the Amended Plan of Distribution will benefit the Blended Funds and their Retail Class shareholders.

ACTUAL AND PRO FORMA EXPENSE TABLES AND EXAMPLES

The tables below show the actual operating expenses currently borne by each Blended Fund's Retail Class shares (based on the Blended Fund's most recently completed fiscal year), and the pro forma operating expenses that each Blended Fund's Retail Class shares will bear effective November 8, 2004.

FLEXIBLE INCOME FUND

                                                                    Current   Pro Forma (1)
Shareholder Fees                                                     None         None
         (fees paid directly from your investment)
Annual Fund Operating Expenses
         (expenses that are deducted from fund assets)
Management fee                                                       0.10%        0.10%
Distribution (12b-1) fee (2)                                         0.06%        0.10%
Other expenses (3)                                                   0.30%        0.41%
                                                                     ----         ----
Total annual operating expenses (4)                                  0.46%        0.61%
Fee waiver and expense reimbursement                                (0.11%)      (0.11%)
                                                                     -----        ----
Net expenses                                                         0.35%        0.50%

(1) The pro forma expense information reflects the new distribution (12b-1) fee, as well as the shareholder service and recordkeeping fee and fee waiver and expense reimbursement that will become effective on November 8, 2004.

(2) The fund invests in Retirement Class shares of certain underlying funds (the Select Funds), which charge a shareholder service and recordkeeping fee of 0.19%. This fee is in addition to the distribution (12b-1) fee described above.

(3) Other expenses include printing, transfer agency fees and shareholder service fees, which are class specific.

(4) Effective November 8, 2004, the fund's investment adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Retail Class (the current limit is 0.35%). This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005.

EXAMPLE

This example is meant to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that (1) you reinvested all dividends and distributions; (2) the fund's average annual return was 5%; and
(3) the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                  1 Year      3 Years*       5 Years*       10 Years*
Current            $36         $137           $247           $571
Pro Forma          $51         $184           $330           $754

* The waiver and reimbursement arrangement agreed to by the fund's investment adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and expense reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The fund invests in the Retirement Class shares of the Select Funds. The fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the fund described above. These expenses will vary over time, depending on which Select Funds the fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the fund invests in, based on the fund's current target allocation among the Select Funds and the actual expenses of those Select Funds for the fiscal year ended 2003.

Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the fund would be 0.70%.

GROWTH & INCOME FUND

                                                                    Current    Pro Forma (1)
Shareholder Fees                                                     None         None
         (fees paid directly from your investment)
Annual Fund Operating Expenses
         (expenses that are deducted from fund assets)
Management fee                                                       0.10%        0.10%
Distribution (12b-1) fee (2)                                         0.06%        0.10%
Other expenses (3)                                                   0.38%        0.49%
                                                                    -----        -----
Total annual operating expenses (4)                                  0.54%        0.69%
Fee waiver and expense reimbursement                                (0.09%)      (0.09%)
                                                                    -----        -----
Net expenses                                                         0.45%        0.60%

(1) The pro forma expense information reflects the new distribution (12b-1) fee, as well as the shareholder service and recordkeeping fee and fee waiver and expense reimbursement that will become effective on November 8, 2004.

(2) The fund invests in Retirement Class shares of certain underlying funds (the Select Funds), which charge a shareholder service and recordkeeping fee of 0.19%. This fee is in addition to the distribution (12b-1) fee described above.

(3) Other expenses include printing, transfer agency fees and shareholder service fees, which are class specific.

(4) Effective November 8, 2004, the fund's investment adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.60% for the Retail Class (the current limit is 0.45%). This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005.

EXAMPLE

This example is meant to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that (1) you reinvested all dividends and distributions; (2) the fund's average annual return was 5%; and
(3) the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 Year      3 Years*       5 Years*       10 Years*
Current            $46         $164           $293           $670
Pro Forma          $61         $212           $376           $853

* The waiver and reimbursement arrangement agreed to by the fund's investment adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and expense reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The fund invests in the Retirement Class shares of the Select Funds. The fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the fund described above. These expenses will vary over time, depending on which Select Funds the fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the fund invests in, based on the fund's current target allocation among the Select Funds and the actual expenses of those Select Funds for the fiscal year ended 2003. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the fund would be 0.82%.

CAPITAL OPPORTUNITIES FUND

                                                                   Current    Pro Forma (1)
Shareholder Fees                                                     None         None
         (fees paid directly from your investment)
Annual Fund Operating Expenses
         (expenses that are deducted from fund assets)
Management fee                                                       0.10%        0.10%
Distribution (12b-1) fee (2)                                         0.06%        0.10%
Other expenses (3)                                                   0.46%        0.57%
                                                                     ----         ----
Total annual operating expenses (4)                                  0.62%        0.77%
Fee waiver and expense reimbursement                                (0.07%)      (0.07%)
                                                                     ----         ----
Net expenses                                                         0.55%        0.70%

(1) The pro forma expense information reflects the new distribution (12b-1) fee, as well as the shareholder service and recordkeeping fee and fee waiver and expense reimbursement that will become effective on November 8, 2004.

(2) The fund invests in Retirement Class shares of certain underlying funds (the Select Funds), which charge a shareholder service and recordkeeping fee of 0.19%. This fee is in addition to the distribution (12b-1) fee described above.

(3) Other expenses include printing, transfer agency fees and shareholder service fees, which are class specific.

(4) Effective November 8, 2004, the fund's investment adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.70% for the Retail Class (the current limit is 0.55%). This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005.

EXAMPLE

This example is meant to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that (1) you reinvested all dividends and distributions; (2) the fund's average annual return was 5%; and
(3) the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 Year      3 Years*       5 Years*       10 Years*
Current            $56         $192           $339           $769
Pro Forma          $72         $239           $421           $950

* The waiver and reimbursement arrangement agreed to by the fund's investment adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and expense reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The fund invests in the Retirement Class shares of the Select Funds. The fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the fund described above. These expenses will vary over time, depending on which Select Funds the fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the fund invests in, based on the fund's current target allocation among the Select Funds and the actual expenses of those Select Funds for the fiscal year ended 2003. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the fund would be 0.89%.

GLOBAL EQUITY FUND

                                                                   Current    Pro Forma (1)
Shareholder Fees                                                     None         None
         (fees paid directly from your investment)
Annual Fund Operating Expenses
         (expenses that are deducted from fund assets)
Management fee                                                       0.10%        0.10%
Distribution (12b-1) fee (2)                                         0.06%        0.10%
Other expenses (3)                                                   0.32%        0.43%
                                                                     ----         ----
Total annual operating expenses (4)                                  0.48%        0.63%
Fee waiver and expense reimbursement                                (0.06%)      (0.06%)
                                                                     ----         ----
Net expenses                                                         0.42%        0.57%

(1) The pro forma expense information reflects the new distribution (12b-1) fee, as well as the shareholder service and recordkeeping fee and fee waiver and expense reimbursement that will become effective November 8, 2004.

(2) The fund invests in Retirement Class shares of certain underlying funds (the Select Funds), which charge a shareholder service and recordkeeping fee of 0.19%. This fee is in addition to the distribution (12b-1) fee described above.

(3) Other expenses include printing, transfer agency fees and shareholder service fees, which are class specific.

(4) Effective November 8, 2004, the fund's investment adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.57% for the Retail Class (the current limit is 0.42%). This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005.

EXAMPLE

This example is meant to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that (1) you reinvested all dividends and distributions; (2) the fund's average annual return was 5%; and
(3) the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 Year      3 Years*       5 Years*       10 Years*
Current            $43         $148           $263           $599
Pro Forma          $58         $196           $346           $782

* The waiver and reimbursement arrangement agreed to by the fund's investment adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and expense reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The fund invests in the Retirement Class shares of the Select Funds. The fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the fund described above. These expenses will vary over time, depending on which Select Funds the fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the fund invests in, based on the fund's current target allocation among the Select Funds and the actual expenses of those Select Funds for the fiscal year ended 2003. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the fund would be 0.99%

                                       By Order of the Board of Trustees,

                                       /s/ John R. Jones
                                       -----------------------------------------
                                       John R. Jones
November 5, 2004                       President

                                   APPENDIX A

 SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF A CLASS OF A FUND

                                                                                   NUMBER AND PERCENTAGE OF SHARES OWNED
                                                                                           AS OF OCTOBER 15, 2004
                                                                                    (PERCENTAGE OF SHARES OWNED ROUNDED
NAME OF FUND                          SHAREHOLDER NAME AND ADDRESS                    TO THE NEAREST WHOLE PERCENTAGE)
------------                          ----------------------------                 -------------------------------------
Flexible Income Fund (Retirement      ABSBC CHAP                                         8,962,436.461         46%
Class)                                PO BOX 2190
                                      DALLAS, TX 75221-2190
Flexible Income Fund (Retirement      ABSBC CAP                                          7,364,559.988         37%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Flexible Income Fund (Retirement      ABSBC Endowment Fund                               1,173,291.304          6%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Growth & Income Fund (Retirement      ABSBC CHAP                                        43,937,473.284         52%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Growth & Income Fund (Retirement      ABSBC CAP                                         29,940,338.510         35%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Capital Opportunities Fund            ABSBC CHAP                                        39,545,590.920         59%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Capital Opportunities Fund            ABSBC CAP                                         21,980,424.570         33%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Global Equity Fund                    ABSBC CHAP                                        32,372,785.875         55%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Global Equity Fund                    ABSBC CAP                                         18,643,945.859         32%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Money Market Fund                     ABSBC CHAP                                       235,641,611.880         29%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Money Market Fund                     ABSBC CAP                                        160,920,655.800         20%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Money Market Fund                     ABSBC                                             83,898,519.140         10%
(Retirement Class)                    Money Mkt Liq Med Duration Bond Fd
                                      PO BOX 2190
                                      DALLAS, TX  75221-2190
Money Market Fund                     ABSBC                                             62,359,063.600          8%
(Retirement Class)                    Money Mkt Liq Growth Equity Fund
                                      PO BOX 2190
                                      DALLAS, TX  75221-2190
Money Market Fund                     ABSBC                                             45,454,928.000          6%
(Retirement Class)                    Money Mkt Liq Value Equity Fd
                                      PO BOX 2190
                                      DALLAS, TX 75221-2190

                                                                                   NUMBER AND PERCENTAGE OF SHARES OWNED
                                                                                           AS OF OCTOBER 15, 2004
                                                                                    (PERCENTAGE OF SHARES OWNED ROUNDED
NAME OF FUND                          SHAREHOLDER NAME AND ADDRESS                    TO THE NEAREST WHOLE PERCENTAGE)
------------                          ----------------------------                 -------------------------------------
Money Market Fund                     ABSBC                                             40,284,814.230          5%
(Retirement Class)                    Money Mkt Liq Int'l Equity Fd
                                      PO BOX 2190
                                      DALLAS, TX  75221-2190
Low-Duration Bond Fund                ABSBC Flexible Income Blended Fund                15,996,391.434         28%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Low-Duration Bond Fund                ABSBC Growth and Income Blended Fund              13,419,548.588         23%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Low-Duration Bond Fund                ABSBC Fixed Benefit Plan                           8,869,000.707         15%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Low-Duration Bond Fund                ABSBC Insurance Fund                               6,902,642.617         12%
(Retirement Class)                    PO BOX 2190
                                      DALLAS TX  75221-2190
Low-Duration Bond Fund                ABSBC Capital Opportunities Blended Fund           5,379,666.843          9%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Medium-Duration Bond Fund             ABSBC Growth and Income Blended Fund              20,276,039.976         36%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Medium-Duration Bond Fund             ABSBC Fixed Benefit Plan                          14,671,995.840         26%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Medium-Duration Bond Fund             ABSBC Capital Opportunities Blended Fund           7,747,484.955         14%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Medium-Duration Bond Fund             ABSBC CHAP                                         3,986,530.837          7%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Medium-Duration Bond Fund             ABSBC Capital Preservation Fund                    3,460,806.295          6%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX 75221-2190
Medium-Duration Bond Fund             ABSBC CAP                                          2,774,820.667          5%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Extended-Duration Bond Fund           ABSBC Fixed Benefit Plan                           8,306,325.954         31%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Extended-Duration Bond Fund           ABSBC Growth and Income Blended Fund               8,267,904.452         31%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190

                                                                                   NUMBER AND PERCENTAGE OF SHARES OWNED
                                                                                           AS OF OCTOBER 15, 2004
                                                                                    (PERCENTAGE OF SHARES OWNED ROUNDED
NAME OF FUND                          SHAREHOLDER NAME AND ADDRESS                    TO THE NEAREST WHOLE PERCENTAGE)
------------                          ----------------------------                 -------------------------------------
Extended-Duration Bond Fund           ABSBC CHAP                                         4,004,460.221         15%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Extended-Duration Bond Fund           ABSBC Capital Opportunities Blended Fund           3,311,728.252         12%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Extended-Duration Bond Fund           ABSBC CAP                                          2,364,396.183          9%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Equity Index Fund                     ABSBC CHAP                                         8,818,415.706         35%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Equity Index Fund                     ABSBC CAP                                          5,943,761.035         24%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Equity Index Fund                     ABSBC Global Equity Blended Fund                   2,643,421.403         11%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Equity Index Fund                     ABSBC Fixed Benefit Plan                           2,390,229.176         10%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Equity Index Fund                     ABSBC Capital Opportunities Blended Fund           2,277,047.280          9%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Equity Index Fund                     ABSBC Growth and Income Blended Fund               1,849,277.189          7%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Value Equity Fund                     ABSBC Fixed Benefit Plan                          16,987,803.732         23%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Value Equity Fund                     ABSBC Global Equity Blended Fund                  16,556,881.660         22%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Value Equity Fund                     ABSBC Capital Opportunities Blended Fund          14,248,905.142         19%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Value Equity Fund                     ABSBC Growth and Income Blended Fund              11,841,708.507         16%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Value Equity Fund                     ABSBC CHAP                                         8,184,032.163         11%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Value Equity Fund                     ABSBC CAP                                          5,116,691.576          7%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190

                                                                                   NUMBER AND PERCENTAGE OF SHARES OWNED
                                                                                           AS OF OCTOBER 15, 2004
                                                                                    (PERCENTAGE OF SHARES OWNED ROUNDED
NAME OF FUND                          SHAREHOLDER NAME AND ADDRESS                    TO THE NEAREST WHOLE PERCENTAGE)
------------                          ----------------------------                 -------------------------------------
Growth Equity Fund (Retirement        ABSBC Fixed Benefit Plan                          17,900,040.761         20%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Growth Equity Fund (Retirement        ABSBC Global Equity Blended Fund                  17,938,757.539         21%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Growth Equity Fund (Retirement        ABSBC Capital Opportunities Blended Fund          15,035,689.078         17%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Growth Equity Fund (Retirement        ABSBC CHAP                                        13,687,243.889         16%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Growth Equity Fund (Retirement        ABSBC Growth and Income Blended Fund              12,558,097.614         14%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Growth Equity Fund (Retirement        ABSBC CAP                                          8,120,501.365          9%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Small Cap Equity Fund (Retirement     ABSBC CHAP                                         8,998,530.941         36%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Small Cap Equity Fund (Retirement     ABSBC CAP                                          5,208,966.810         21%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Small Cap Equity Fund (Retirement     ABSBC Global Equity Blended Fund                   3,226,983.781         13%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Small Cap Equity Fund (Retirement     ABSBC Capital Opportunities Blended Fund           2,676,317.474         11%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Small Cap Equity Fund (Retirement     ABSBC Growth and Income Blended Fund               2,247,182.427          9%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Small Cap Equity Fund (Retirement     ABSBC Fixed Benefit Plan                           1,807,109.670          7%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
International Equity Fund             ABSBC Global Equity Blended Fund                  16,004,846.788         23%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
International Equity Fund             ABSBC Fixed Benefit Plan                          16,245,367.941         23%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
International Equity Fund             ABSBC Capital Opportunities Blended Fund           13,562,511.38         20%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190

                                                                                   NUMBER AND PERCENTAGE OF SHARES OWNED
                                                                                           AS OF OCTOBER 15, 2004
                                                                                    (PERCENTAGE OF SHARES OWNED ROUNDED
NAME OF FUND                          SHAREHOLDER NAME AND ADDRESS                    TO THE NEAREST WHOLE PERCENTAGE)
------------                          ----------------------------                 -------------------------------------
International Equity Fund             ABSBC Growth and Income Blended Fund              11,986,217.433         17%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
International Equity Fund             ABSBC CHAP                                         5,951,876.886          9%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
International Equity Fund             ABSBC CAP                                          3,939,692.695          6%
(Retirement Class)                    PO BOX 2190
                                      DALLAS, TX  75221-2190
Flexible Income Fund                  ABSBC Endowment Fund                               1,718,149.804         75%
(Retail Class)                        PO BOX 2190
                                      DALLAS, TX  75221-2190
Growth & Income Fund                  ABSBC Protection Benefit Plan                      1,796,949.973         62%
(Retail Class)                        PO BOX 2190
                                      DALLAS, TX  75221-2190
Capital Opportunities Fund (Retail    ABSBC Protection Benefit Plan                      1,130,719.900         70%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Global Equity Fund                    ABSBC Operating Fund                               1,606,497.657         86%
(Retail Class)                        PO BOX 2190
                                      DALLAS, TX  75221-2190
Money Market Fund                     ABSBC Operating Fund                               4,465,776.650         45%
(Retail Class)                        PO BOX 2190
                                      DALLAS, TX  75221-2190
Money Market Fund                     Edward D Hodo and Sadie A Hodo                     1,869,126.770         19%
(Retail Class)                        Tenants in Common
                                      7706 FONDREN RD
                                      HOUSTON, TX 77074-000
Money Market Fund                     SBC TRUST SERVICES INC CUST                          671,274.060          7%
(Retail Class)                        FBO Eva N Wilcox IRA
                                      707 LAKE MEADOWS DRIVE
                                      ROCKWALL TX 75087-3675
Low-Duration Bond Fund (Retail        ABSBC Fixed Benefit Plan                           1,709,626.326         74%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Low-Duration Bond Fund (Retail        STATE STREET BANK & TRUST CO                         279,964.327         12%
Class)                                TTEE Baylor Southern Baptist Protection
                                      Program Convention Annuity Plan
                                      ATTN Bob Height
                                      1 HERITAGE DR
                                      NORTH QUINCY, MA 02171-2105
Low-Duration Bond Fund (Retail        STATE STREET BANK & TRUST CO                         208,714.170          9%
Class)                                TTEE FBO Baylor Health Care Systems
                                      ATTN Bob Height
                                      1 HERITAGE DR
                                      NORTH QUINCY, MA 02171-2105
Medium-Duration Bond                  ABSBC Fixed Benefit Plan                           1,880,823.963         74%
Fund (Retail Class)                   PO BOX 2190
                                      DALLAS, TX  75221-2190

                                                                                   NUMBER AND PERCENTAGE OF SHARES OWNED
                                                                                           AS OF OCTOBER 15, 2004
                                                                                    (PERCENTAGE OF SHARES OWNED ROUNDED
NAME OF FUND                          SHAREHOLDER NAME AND ADDRESS                    TO THE NEAREST WHOLE PERCENTAGE)
------------                          ----------------------------                 -------------------------------------
Medium-Duration Bond                  STATE STREET BANK & TRUST CO                                             10%
Fund (Retail Class)                   TTEE FBO Baylor Health Care Systems                  249,875.642
                                      ATTN Bob Height
                                      1 HERITAGE DR
                                      NORTH, QUINCY MA 02171-2105
Extended-Duration Bond Fund (Retail   ABSBC Fixed Benefit Plan                           2,055,004.914         65%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Extended-Duration Bond Fund (Retail   STATE STREET BANK & TRUST CO                         636,796.359         20%
Class)                                TTEE Baylor Southern Baptist Protection
                                      Program Convention Annuity Plan
                                      ATTN Bob Height
                                      1 HERITAGE DR
                                      NORTH QUINCY, MA 02171-2105
Extended-Duration Bond Fund (Retail   STATE STREET BANK & TRUST CO                         334,351.835         11%
Class)                                TTEE FBO Baylor Health Care Systems
                                      ATTN Bob Height
                                      1 HERITAGE DR
                                      NORTH QUINCY, MA 02171-2105
Equity Index Fund                     ABSBC Fixed Benefit Plan                           1,665,269.891         84%
(Retail Class)                        PO BOX 2190
                                      DALLAS, TX  75221-2190
Value Equity Fund                     ABSBC FIXED BENEFIT PLAN                           1,673,075.473         73%
(Retail Class)                        PO BOX 2190
                                      DALLAS, TX  75221-2190
Value Equity Fund                     STATE STREET BANK & TRUST CO                         167,404.124          7%
(Retail Class)                        TTEE FBO Baylor Health Care Systems
                                      ATTN Bob Height
                                      1 HERITAGE DR
                                      NORTH QUINCY, MA 02171-2105
Value Equity Fund                     STATE STREET BANK & TRUST CO                         120,533.010          5%
(Retail Class)                        TTEE Baylor Southern Baptist Protection
                                      Program Convention Annuity Plan
                                      ATTN Bob Height
                                      1 HERITAGE DR
                                      NORTH QUINCY, MA 02171-2105
Growth Equity Fund                    ABSBC Fixed Benefit Plan                           1,559,251.559         73%
(Retail Class)                        PO BOX 2190
                                      DALLAS, TX  75221-2190
Growth Equity Fund                    STATE STREET BANK & TRUST CO                         219,391.850         10%
(Retail Class)                        TTEE FBO Baylor Health Care Systems
                                      ATTN Bob Height
                                      1 HERITAGE DR
                                      NORTH QUINCY, MA 02171-2105
Small Cap Equity Fund                 ABSBC Fixed Benefit Plan                           1,535,312.180         75%
(Retail Class)                        PO BOX 2190
                                      DALLAS, TX  75221-2190

                                                                                   NUMBER AND PERCENTAGE OF SHARES OWNED
                                                                                           AS OF OCTOBER 15, 2004
                                                                                    (PERCENTAGE OF SHARES OWNED ROUNDED
NAME OF FUND                          SHAREHOLDER NAME AND ADDRESS                    TO THE NEAREST WHOLE PERCENTAGE)
------------                          ----------------------------                 -------------------------------------
Small Cap Equity Fund                 STATE STREET BANK & TRUST CO                         145,141.977          7%
(Retail Class)                        TTEE FBO Baylor Health Care Systems
                                      ATTN Bob Height
                                      1 HERITAGE DR
                                      NORTH QUINCY, MA 02171-2105
International Equity Fund             ABSBC Fixed Benefit Plan                           1,668,595.606         85%
(Retail Class)                        PO BOX 2190
                                      DALLAS, TX  75221-2190
International Equity Fund             STATE STREET BANK & TRUST CO                         116,173.539          6%
(Retail Class)                        TTEE FBO Baylor Health Care Systems
                                      ATTN Bob Height
                                      1 HERITAGE DR
                                      NORTH QUINCY, MA 02171-2105
Flexible Income Fund I                ABSBC CAP                                          2,826,162.198         98%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Growth & Income Fund I                ABSBC CAP                                          7,111,416.674         69%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Growth & Income Fund I                ABSBC Employer Asset Plan                          2,918,551.024         28%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Capital Opportunities Fund I          ABSBC CAP                                          5,410,096.080         98%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Global Equity Fund I                  ABSBC CAP                                          2,365,638.612         97%
(Institutional Class)                 PO BOX 2190
                                      DALLAS TX  75221-2190
Money Market Fund                     ABSBC CAP                                         49,027,602.600         81%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Money Market Fund                     ABSBC Operating Fund                               5,478,907.100          9%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Low-Duration Bond Fund                ABSBC Flexible Income Fund I                       2,334,847.794         39%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
Low-Duration Bond Fund                ABSBC Growth & Income Fund I                       1,727,445.569         28%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
Low-Duration Bond Fund                ABSBC Fixed Benefit Plan                             694,818.405         11%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Low-Duration Bond Fund                ABSBC CAP                                            553,303.743          9%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Low-Duration Bond Fund                ABSBC Capital Opportunities Fund I                   490,057.046          8%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190

                                                                                   NUMBER AND PERCENTAGE OF SHARES OWNED
                                                                                           AS OF OCTOBER 15, 2004
                                                                                    (PERCENTAGE OF SHARES OWNED ROUNDED
NAME OF FUND                          SHAREHOLDER NAME AND ADDRESS                    TO THE NEAREST WHOLE PERCENTAGE)
------------                          ----------------------------                 -------------------------------------
Low-Duration Bond Fund                ABSBC Employer Asset Plan                            297,345.742          5%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Medium-Duration Bond Fund             ABSBC Growth & Income Fund I                       2,813,167.819         52%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
Medium-Duration Bond Fund             ABSBC CAP                                            873,561.136         16%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Medium-Duration Bond Fund             ABSBC Fixed Benefit Plan                             766,852.209         14%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Medium-Duration Bond Fund             ABSBC Capital Opportunities Fund I                   760,866.465         14%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
Extended-Duration Bond Fund           ABSBC Growth & Income Fund I                       1,267,528.216         37%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
Extended-Duration Bond Fund           ABSBC CAP                                            885,637.457         26%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Extended-Duration Bond Fund           ABSBC Fixed Benefit Plan                             833,072.334         24%
(Institutional Class)                 PO BOX 2190
                                      DALLAS TX  75221-2190
Extended-Duration Bond Fund           ABSBC Capital Opportunities Fund I                   359,353.879         10%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
Equity Index Fund                     ABSBC CAP                                          2,178,580.031         60%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Equity Index Fund                     ABSBC Fixed Benefit Plan                             672,956.596         19%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Equity Index Fund                     ABSBC Growth & Income Fund I                         289,220.265          8%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
Equity Index Fund                     ABSBC Capital Opportunities Fund I                   252,041.637          7%
(Institutional Class)                 PO BOX 2190
                                      DALLAS TX 75221-2190
Value Equity Fund                     ABSBC Growth & Income Fund I                       1,710,565.866         26%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
Value Equity Fund                     ABSBC CAP                                          1,442,611.914         22%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Value Equity Fund                     ABSBC Capital Opportunities Fund I                 1,456,817.177         22%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190

                                                                                   NUMBER AND PERCENTAGE OF SHARES OWNED
                                                                                           AS OF OCTOBER 15, 2004
                                                                                    (PERCENTAGE OF SHARES OWNED ROUNDED
NAME OF FUND                          SHAREHOLDER NAME AND ADDRESS                    TO THE NEAREST WHOLE PERCENTAGE)
------------                          ----------------------------                 -------------------------------------
Value Equity Fund                     ABSBC Global Equity Fund I                           876,788.122         13%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
Value Equity Fund                     ABSBC Fixed Benefit Plan                             673,020.891         10%
(Institutional Class)                 PO BOX 2190
                                      DALLAS TX  75221-2190
Growth Equity Fund (Institutional     ABSBC CAP                                          2,879,587.806         35%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Growth Equity Fund (Institutional     ABSBC Growth & Income Fund I                       1,866,934.108         22%
Class)                                PO BOX 2190
                                      DALLAS, TX 75221-2190
Growth Equity Fund (Institutional     ABSBC Capital Opportunities Fund I                 1,582,135.230         19%
Class)                                PO BOX 2190
                                      DALLAS, TX 75221-2190
Growth Equity Fund (Institutional     ABSBC Global Equity Fund I                           977,603.773         12%
Class)                                PO BOX 2190
                                      DALLAS, TX 75221-2190
Growth Equity Fund (Institutional     ABSBC Fixed Benefit Plan                             622,406.639          8%
Class)                                PO BOX 2190
                                      DALLAS, TX  75221-2190
Small Cap Equity Fund                 ABSBC CAP                                          1,319,658.163         60%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
Small Cap Equity Fund                 ABSBC Growth & Income Fund I                         273,850.564         13%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
Small Cap Equity Fund                 ABSBC Capital Opportunities Fund I                   230,824.069         11%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
Small Cap Equity Fund                 ABSBC Global Equity Fund I                           144,153.082          7%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
Small Cap Equity Fund                 ABSBC Fixed Benefit Plan                             104,396.329          5%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
International Equity Fund             NORTHERN TRUST CO CUST                             1,601,721.147         24%
(Institutional Class)                 FBO Church of the Nazarene PENSION
                                      A/C 26-27316
                                      PO BOX 92956
                                      CHICAGO, IL 60675-2956
International Equity Fund             ABSBC Growth & Income Fund I                       1,315,422.249         20%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
International Equity Fund             ABSBC Capital Opportunities Fund I                 1,053,586.616         16%
(Institutional Class)                 PO BOX 2190
                                      DALLAS TX 75221-2190
International Equity Fund             ABSBC CAP                                            692,853.706         10%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190

                                                                                   NUMBER AND PERCENTAGE OF SHARES OWNED
                                                                                           AS OF OCTOBER 15, 2004
                                                                                    (PERCENTAGE OF SHARES OWNED ROUNDED
NAME OF FUND                          SHAREHOLDER NAME AND ADDRESS                    TO THE NEAREST WHOLE PERCENTAGE)
------------                          ----------------------------                 -------------------------------------
International Equity Fund             ABSBC Fixed Benefit Plan                             666,369.421         10%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX  75221-2190
International Equity Fund             ABSBC Global Equity Fund I                           643,837.347         10%
(Institutional Class)                 PO BOX 2190
                                      DALLAS, TX 75221-2190
International Equity Fund             NORTHERN TRUST CO CUST                               571,737.252          9%
(Institutional Class)                 FBO Church of the Nazarene
                                      A/C 26-27270
                                      PO BOX 92956
                                      CHICAGO, IL 60675-2956

                                   APPENDIX B

            MORE INFORMATION ABOUT MONDRIAN INVESTMENT PARTNERS LTD.
                                  ("MONDRIAN")

         Mondrian is located at 80 Cheapside, 3rd Floor, London EC2V 6EE

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors or general partners of Mondrian:

      NAME / TITLE                         PRINCIPAL OCCUPATION                                 ADDRESS
--------------------                 ------------------------------                            ---------
David G. Tilles                      Managing Director, CEO                                    see above
Clive A. Gillmore                    Deputy Managing Director                                  see above
Roger H. Kitson                      Director                                                  see above
Hamish O. Parker                     Director                                                  see above
Elizabeth A. Desmond                 Regional Research Director                                see above
John Emberson                        Director/Chief Operating Officer                          see above
John Kirk                            Director/Global Fixed Income                              see above
Nigel G. May                         Regional Research Director                                see above
Christopher A. Moth                  Director/Chief Investment Officer,                        see above
                                     Global Fixed Income

      Listed below is information regarding the controlling persons or entities of Mondrian. For this purpose, control has the same definition as found in the 1940 Act.

      Mondrian Investment Partners Limited, London, England: Mondrian Investment Partners Limited is controlled by members of Mondrian's management. Formerly known as Delaware International Advisers Ltd., Mondrian was purchased from Lincoln Financial Group in September 2004 by senior members of its management together with equity funds affiliated with Hellman & Friedman LLC. Mondrian and its predecessors have managed assets since the firm's founding in 1990. As of June 30, 2004, Mondrian managed over $25 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.

      Mondrian also serves as investment adviser or sub-adviser to the following investment companies which have investment objectives similar to the International Equity Fund, at the fee rates set forth below. An asterisk (*) indicates any agreed upon waivers or reductions.

                                                            APPROXIMATE NET ASSETS AS OF
                                                                 DECEMBER 31, 2003                ANNUAL INVESTMENT
                        FUND                                       (IN MILLIONS)                     ADVISORY FEE
-----------------------------------------                   ----------------------------          -----------------
BBH Fund, Inc. -                                             $110,000,000 / $115,000,000                 0.41%
BBH International Equity Fund

Fremont Mutual Fund, Inc. -                                  $ 14,000,000 / $ 14,000,000                 0.50%
Fremont Global Fund

Optimum Fund Trust -                                         $ 16,900,000 / $ 34,000,000                 0.55%
Optimum International Fund

TIFF Investment Program Inc. -                               $ 47,000,000 / $ 48,000,000                 0.54%
TIFF International Equity Fund

UBS PACE Select Advisors Trust -                             $167,000,000 / $169,000,000                 0.35%
UBS PACE International Equity Investments

                                   APPENDIX C

             MORE INFORMATION ABOUT WESTERN ASSET MANAGEMENT (ASIA)
                                    ("WAMA")

       WAMA is located at 20 Cecil Street, Equity Plaza #09-00, Singapore

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors or general partners of WAMA:

      NAME / TITLE                               PRINCIPAL OCCUPATION                    ADDRESS
------------------------                  --------------------------------------  ---------------------
Edward A. Tabor, III                      Senior Executive Vice President         1018 Wagner Road
                                          Legg Mason, Inc.                        Ruxton, MD 21204
                                          07/92 to present

Deepak Chowdhury                          Senior Vice President,                  214 Wendover Road
                                          Institutional Asset Management          Baltimore, MD 21218
                                          Department
                                          01/97 to present

                                          Legg Mason Wood Walker, Inc.
                                          (Financial Services)
                                          Senior Executive
                                          Officer/Director
                                          08/02 to present

                                          Legg Mason Investments
                                          (Europe) Limited
                                          (Investment Advisor)
                                          Senior Executive
                                          Officer/Director
                                          08/02 to present

                                          Legg Mason Investment Funds
                                          Limited
                                          (Unit Trust Manager)

Joseph P. LaRocque                        Managing Director - Legg Mason          100 Light Street
                                          Investments Division                    Baltimore, MD 21203
                                          04/03 to present

                                          Legg Mason Wood Walker, Inc
                                          (Financial Services)
                                          Director - Institutional Asset
                                          Management Department
                                          02/01 to present

                                          Legg Mason Wood Walker, Inc.
                                          (Financial Services)
                                          Senior Manager

                                          01/97 to 01/01
                                          PricewaterhouseCoopers LLP
                                          (Accounting)

Michael B. Zelouf                         Director - International                6 Hocroft Road
                                          Operations, Portfolio Manager           London NW2 2BL, UK
                                          02/96 to present

                                          Western Asset Management Company
                                          Limited
                                          (Asset Management)

Jillian Avis Kathryn Smith                Managing Director                       5 Woollerton Park
                                          08/94 to present                        Singapore 257513
                                          RAM(S)
                                          (Fund Management)

Peter L. Bain                             Admin. Operations                       100 Light Street
                                          06/00 to present                        Baltimore, MD 21203
                                          Legg Mason, Inc
                                          (Financial Services)
                                          President & CEO
                                          07/30/03 to present

                                          PCM Holdings II, LLC                    8889 Pelican Bay Boulevard, 5th
                                          (Holdings Company of Private            floor
                                          Capital Management, LP)                 Naples, FL 34108

Patrick Tan Keng Sin                      Chief Investment Officer                See above
                                          05/04 to present
                                          Legg Mason Asset Management (Asia)
                                          Pte Ltd
                                          Managing Director
                                          01/00 to 02/04

                                          DBS Asset Management
                                          Chief Investment Officer
                                          01/94 to 12/99

                                          Rothschild Asset Management
                                          (Singapore) Limited

      Listed below is information regarding the controlling persons or entities of WAMA. For this purpose, control has the same definition as found in the 1940 Act.

   CONTROLLING PERSON/ENTITY AND                                                       NATURE OF CONTROLLING
              ADDRESS                          BASIS OF CONTROL                      PERSON/ENTITY'S BUSINESS
--------------------------------          -------------------------               ------------------------------
Legg Mason, Inc.                          100% Share ownership                    Financial Services

      WAMA also serves as investment adviser or sub-adviser to the following investment companies which have investment objectives similar to the Medium-Duration Bond Fund, at the fee rates set forth below. An asterisk (*) indicates any agreed upon waivers or reductions.

                                            APPROXIMATE NET ASSETS AS OF                ANNUAL INVESTMENT
                FUND                             DECEMBER 31, 2003                         ADVISORY FEE
                ----                             -----------------                         ------------
Western Asset Core Plus Portfolio                  $2.778 billion             .45 of the first $500 million in assets;
                                                                              .425% of assets above $500 million;
                                                                               .40% of assets above $1 billion

                                   APPENDIX D

           MORE INFORMATION ABOUT TIMESSQUARE CAPITAL MANAGEMENT, LLC
                                ("TIMESSQUARE")

   TimesSquare is located at Four Times Square, 25th Floor, New York, New York

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officer, directors or general partners of
TimesSquare:

      NAME / TITLE                           PRINCIPAL OCCUPATION                    ADDRESS
------------------------                  ---------------------------             -------------
Yvette Bockstein                          Portfolio Manager                       Same as above
Grant Babyak                              Portfolio Manager                       Same as above
Ian Anthony Rosenthal                     Portfolio Manager/Analyst               Same as above
Stephen Green                             Marketing & Client Servicing            Same as above

      Listed below is information regarding the controlling persons or entities of TimesSquare. For this purpose, control has the same definition as found in the 1940 Act.

      TimesSquare Capital Management, Inc. ("TimesSquare, Inc.") and CIGNA Corporation, TimesSquare, Inc.'s parent company, entered into an agreement with Affiliated Managers Group, Inc. ("AMG") to sell TimesSquare, Inc.'s growth equity management business to a new company, TimesSquare. Following this transaction, which is anticipated to close by the end of 2004, TimesSquare will be owned 60% by AMG and 40% by the equity management team of TimesSquare, Inc. consisting of Grant R. Babyak, Yvette L. Bockstein, Ian A. Rosenthal and Stephen Green ("Management"). Management will control 100% of TimesSquare's management and investment process decisions. AMG, an asset management company with equity investments in a diverse group of mid-sized investment management firms, is a publicly held Delaware corporation not controlled by any person or entity. AMG's headquarters are located at 600 Hale Street, Prides Crossing, MA 01965.

      TimesSquare also serves as investment adviser or sub-adviser to the following investment companies which have investment objectives similar to the Small Cap Equity Fund, at the fee rates set forth below. An asterisk (*) indicates any agreed upon waivers or reductions.

                                             APPROXIMATE NET ASSETS AS OF
                                                   DECEMBER 31, 2003
           FUND                                      (IN MILLIONS)                ANNUAL INVESTMENT ADVISORY FEE
---------------------------                  ----------------------------         ------------------------------
Fremont Investment Advisers                              $50                                 85 bps.
Frank Russell                                           $700                                 40 bps.

                                   APPENDIX E

                       FORM OF SUB-ADVISORY AGREEMENT WITH
                        MONDRIAN INVESTMENT PARTNERS LTD.

                             SUB-ADVISORY AGREEMENT

      THIS SUB-ADVISORY AGREEMENT ("Contract") is made among the AB FUNDS TRUST, a Delaware business trust ("Trust"), and SBC FINANCIAL SERVICES, INC. ("Adviser"), a non-profit corporation organized under the laws of the State of Texas, and MONDRIAN INVESTMENT PARTNERS LTD., a registered investment advisor organized under the laws of the United Kingdom ("Sub-Adviser").

      WHEREAS, the Adviser has entered into an Investment Advisory Agreement ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

      WHEREAS, the International Equity Fund ("Fund") is a series of the Trust; and

      WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

      WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

      WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

      1. Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

      2. Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

      3. Duties as Sub-Adviser.

      (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund's investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

      (b) In accordance with the Fund's investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by the Annuity Board of the Southern Baptist Convention ("Annuity Board"), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by the Annuity Board, as being incompatible with the moral and ethical posture of the Annuity Board. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

      (c) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser's reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission ("SEC"). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

      (d) Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-Adviser for any series of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

      (e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund's administrator ("Administrator") with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

      (f) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

      (g) The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

      (h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

      4. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust's Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

      5. Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

      6. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

      7. Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

      8. Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      9. Indemnification.

      (a) The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser.

      (b) The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Trust.

      (c) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser's breach of fiduciary duty to the Sub-Adviser.

      (d) The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.

      10. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

      (a) The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

      (b) The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund's Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

      11. Representations of Adviser. The Adviser represents, warrants and agrees that:

      (a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

      (b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      12. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

      (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

      (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty
(30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-

Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust's and Adviser's code of ethics, if such person were not subject to the Sub-Adviser's code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser's code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

      (c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

      (d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

      (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

      (f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

      13. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

      14. Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

      15. Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

      16. Duration and Termination.

      (a) This Contract shall become effective upon the commencement of operations of the Trust, provided that this Contract shall not take effect unless it has first been approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the outstanding voting securities of the Fund.

      (b) Unless sooner terminated as provided herein, this Contract shall continue in effect until June 30, 2005. Thereafter, if not terminated, this Contract shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act:
(i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

      (c) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

      17. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

      18. Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

      19. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

      20. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

      21. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Matt L. Peden. All notices provided to the Sub-Adviser will be sent to the attention of Paul Ross.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of September 24, 2004.

                                         AB FUNDS TRUST

                                         on behalf of
                                         INTERNATIONAL EQUITY FUND

                                         2401 Cedar Springs Road
                                         Dallas, Texas 75201

Attest:

By: Rodney R. Miller                     By: John R. Jones
    --------------------------------         -----------------------
Name: Rodney R. Miller                   Name: John R. Jones
Title: Vice President and Secretary      Title: President

                                         SBC FINANCIAL SERVICES, INC.

                                         2401 Cedar Springs Road
                                         Dallas, Texas 75201

Attest:

By: Patricia A. Weiland                  By: Rodric E. Cummins
    --------------------------------         -----------------------
Name: Patricia A. Weiland                Name: Rodric E. Cummins
Title: Vice President & Chief            Title: Vice President and Investment
       Compliance Officer                       Officer

                                         MONDRIAN INVESTMENT PARTNERS LTD.

                                         80 Cheapside, 3rd Floor
                                         London  EC2V 6EE

Attest:

By: John L. Barrett                      By: David Tilles
    --------------------------------         ---------------------------------
Name: John L. Barrett                    Name: David Tilles
Title: Chief Compliance Officer          Title: Managing Director & CIO

                                   SCHEDULE A
                        REPORTS TO BE MADE BY SUB-ADVISER

MONTHLY

   1. Transaction and valuation reports, including investment performance.

   2. Report showing the derivative holdings.

   3. Transactions with affiliated broker/dealers

QUARTERLY

   1. At the end of each calendar quarter a statement to the effect that the sub-adviser has discharged its responsibilities in accordance with the Investment Manager Mandate, noting any instances of non-compliance during the quarter, and will continue to maintain the portfolio in compliance (compliance checklist).

   2. Provide report to SBC Financial Services, Inc. on any material violations of the sub-adviser's code of ethics during period.

   3. Commission recapture report (if applicable).

   4. All fixed income sub-advisers utilizing derivatives, provide a report that demonstrates stress testing of the portfolio. At a minimum, such testing should demonstrate the effect on the portfolio of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the portfolio.

   5. All equity sub-advisers provide a report documenting how any proxies were voted during the quarter.

   6. Provide an attribution analysis report.

ANNUALLY

   1. Provide SAS 70 reports or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue traders, trades outside our guidelines or the portfolio investment objectives, and general violation of the sub-adviser's policies or code of ethics.

   2. Furnish with an updated proxy voting policy.

   3. Provide a copy of the current code of ethics

   4. Provide proof of liability and fiduciary insurance coverage and ERISA bonding requirements.

   5. Affirm in writing the sub-adviser's fiduciary status.

   6. Furnish an updated form ADV part I & II or more frequently if revised.

PERIODIC

   1. Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust's and Advisor's code of ethics, if such person were not subject to the sub-adviser's code of ethics.

   2. Promptly notify SBC Financial Services, Inc. of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between sub-advisers and AB Funds Trust.

   3. Timely advise SBC Financial Services, Inc. of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing.

   4. Advise SBC Financial Services, Inc. of any change in the portfolio manager assigned to the account.

   5. Promptly inform SBC Financial Services, Inc. of any major changes in the sub-adviser's investment outlook, investment strategy and/or portfolio structure.

   6. Meet with SBC Financial Services, Inc. at least twice annually for a formal portfolio review - once in the Annuity Board's offices and once in sub-adviser's offices.

   7. Advise SBC Financial Services, Inc. of any pertinent issues that the sub-adviser deems to be of significant interest.

   8. Provide SBC Financial Services, Inc. with reports or other information regarding brokerage and benefits received there from.

   9. Provide SBC Financial Services, Inc. with list of affiliated brokers/dealers.

  10. Provide copies of any other periodic or special reports required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the sub-adviser.

  11. Promptly notify SBC Financial Services, Inc. of any material amendments to sub-adviser's code of ethics.

                                   SCHEDULE B
                                SUB-ADVISORY FEES

      This Schedule B contains the sub-advisory fee information required by
Section 7 of the Sub-Advisory Agreement among AB Funds Trust ("Trust"), SBC Financial Services, Inc. ("Adviser") and Mondrian Investment Partners Ltd. ("Sub-Adviser") relating to the International Equity Fund ("Fund"), a series of the Trust.

      Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund's assets allocated to the Sub-Adviser.

AVERAGE DAILY NET ASSETS              ANNUAL RATE

                                   SCHEDULE C
                    AUTHORIZED REPRESENTATIVES OF THE ADVISER

President                                            John R. Jones
Vice President and Secretary                         Rodney R. Miller
Vice President and Treasurer                         Jeffrey P. Billinger
Senior Vice President                                Rodric E. Cummins
Vice President                                       Matt L. Peden
Vice President and Chief Compliance Officer          Patricia A. Weiland

                                   APPENDIX F

                       FORM OF SUB-ADVISORY AGREEMENT WITH
                         WESTERN ASSET MANAGEMENT (ASIA)

                             SUB-ADVISORY AGREEMENT

      THIS SUB-ADVISORY AGREEMENT ("Contract") is made among the AB FUNDS TRUST, a Delaware business trust ("Trust"), and SBC FINANCIAL SERVICES, INC. ("Adviser"), a non-profit corporation organized under the laws of the State of Texas, and Legg Mason Asset Management (Asia) Pte. Ltd. ("Sub-Adviser"), a wholly owned Subdivision of Legg Mason, Inc., which is operated and managed by WESTERN ASSET MANAGEMENT COMPANY, a California Corporation., a registered investment advisor organized under the laws of the government of Singapore ("Sub-Adviser").

      WHEREAS, the Adviser has entered into an Investment Advisory Agreement ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

      WHEREAS, the Medium-Duration Bond Fund ("Fund") is a series of the Trust; and

      WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

      WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

      WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

      1. Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

      2. Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

      3. Duties as Sub-Adviser.

      (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund's investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

      (b) In accordance with the Fund's investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by the Annuity Board of the Southern Baptist Convention ("Annuity Board"), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by the Annuity Board, as being incompatible with the moral and ethical posture of the Annuity Board. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

      (c) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser's reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission ("SEC"). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

      (d) Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-Adviser for any series of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

      (e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund's administrator ("Administrator") with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

      (f) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

      (g) The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

      (h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

      4. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust's Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

      5. Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

      6. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

      7. Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

      8. Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      9. Indemnification.

      (a) The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser.

      (b) The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Trust.

      (c) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser's breach of fiduciary duty to the Sub-Adviser.

      (d) The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.

      10. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

      (a) The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

      (b) The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund's Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

      11. Representations of Adviser. The Adviser represents, warrants and agrees that:

      (a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

      (b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      12. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

      (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

      (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty
(30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-

Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust's and Adviser's code of ethics, if such person were not subject to the Sub-Adviser's code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser's code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

      (c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

      (d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

      (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

      (f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

      13. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

      16. Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

      17. Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

      16. Duration and Termination.

      (a) This Contract shall become effective upon the commencement of operations of the Trust, provided that this Contract shall not take effect unless it has first been approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the outstanding voting securities of the Fund.

      (b) Unless sooner terminated as provided herein, this Contract shall continue in effect until June 30, 2005. Thereafter, if not terminated, this Contract shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act:
(i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

      (c) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

      17. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

      18. Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

      19. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

      20. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

      21. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Matt L. Peden. All notices provided to the Sub-Adviser will be sent to the attention of Charlie Duff.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of November 1, 2004.

                                         AB FUNDS TRUST

                                         on behalf of
                                         INTERNATIONAL EQUITY FUND

                                         2401 Cedar Springs Road
                                         Dallas, Texas 75201

Attest:

By: Rodney R. Miller                     By: John R. Jones
    --------------------------------         -----------------------
Name: Rodney R. Miller                   Name: John R. Jones
Title: Vice President and Secretary      Title: President

                                         SBC FINANCIAL SERVICES, INC.

                                         2401 Cedar Springs Road
                                         Dallas, Texas 75201

Attest:

By: Patricia A. Weiland                  By: Rodric E. Cummins
    ------------------------                 -----------------------
Name: Patricia A. Weiland                Name: Rodric E. Cummins
Title: Vice President and Chief          Title: Vice President and Investment
       Compliance Officer                       Officer

                                         LEGG MASON ASSET MANAGEMENT
                                         COMPANY PTE. LTD.

                                         20 Cecil Street
                                         Equity Plaza #09-00
                                         Singapore

Attest:

By:_____________________________         By:_____________________________
Name:                                    Name:
Title:                                   Title:

                                   SCHEDULE A
                        REPORTS TO BE MADE BY SUB-ADVISER

MONTHLY

1.    Transaction and valuation reports, including investment performance.

2.    Report showing the derivative holdings.

3.    Transactions with affiliated broker/dealers

QUARTERLY

1. At the end of each calendar quarter a statement to the effect that the sub-adviser has discharged its responsibilities in accordance with the Investment Manager Mandate, noting any instances of non-compliance during the quarter, and will continue to maintain the portfolio in compliance (compliance checklist).

2. Provide report to SBC Financial Services, Inc. on any material violations of the sub-adviser's code of ethics during period.

3.    Commission recapture report (if applicable).

4. All fixed income sub-advisers utilizing derivatives, provide a report that demonstrates stress testing of the portfolio. At a minimum, such testing should demonstrate the effect on the portfolio of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the portfolio.

5. All equity sub-advisers provide a report documenting how any proxies were voted during the quarter.

6.    Provide an attribution analysis report.

ANNUALLY

1. Provide SAS 70 reports or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue traders, trades outside our guidelines or the portfolio investment objectives, and general violation of the sub-adviser's policies or code of ethics.

2.    Furnish with an updated proxy voting policy.

3.    Provide a copy of the current code of ethics

4. Provide proof of liability and fiduciary insurance coverage and ERISA bonding requirements.

5.    Affirm in writing the sub-adviser's fiduciary status.

6.    Furnish an updated form ADV part I & II or more frequently if revised.

PERIODIC

1. Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust's and Advisor's code of ethics, if such person were not subject to the sub-adviser's code of ethics.

2. Promptly notify SBC Financial Services, Inc. of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between sub-advisers and AB Funds Trust.

3. Timely advise SBC Financial Services, Inc. of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing.

4. Advise SBC Financial Services, Inc. of any change in the portfolio manager assigned to the account.

5. Promptly inform SBC Financial Services, Inc. of any major changes in the sub-adviser's investment outlook, investment strategy and/or portfolio structure.

6. Meet with SBC Financial Services, Inc. at least twice annually for a formal portfolio review - once in the Annuity Board's offices and once in sub-adviser's offices.

7. Advise SBC Financial Services, Inc. of any pertinent issues that the sub-adviser deems to be of significant interest.

8. Provide SBC Financial Services, Inc. with reports or other information regarding brokerage and benefits received there from.

9. Provide SBC Financial Services, Inc. with list of affiliated brokers/dealers.

10. Provide copies of any other periodic or special reports required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the sub-adviser.

11. Promptly notify SBC Financial Services, Inc. of any material amendments to sub-adviser's code of ethics.

                                   SCHEDULE B
                                SUB-ADVISORY FEES

      This Schedule B contains the sub-advisory fee information required by
Section 7 of the Sub-Advisory Agreement among AB Funds Trust ("Trust"), SBC Financial Services, Inc. ("Adviser") and Legg Mason Asset Management Company
(ASIA) Pte. Ltd. ("Sub-Adviser") relating to the Medium-Duration Bond Fund ("Fund"), a series of the Trust.

      Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund's assets allocated to the Sub-Adviser.

AVERAGE DAILY NET ASSETS            ANNUAL RATE

                                   SCHEDULE C
                    AUTHORIZED REPRESENTATIVES OF THE ADVISER

      President                                             John R. Jones
      Vice President and Secretary                          Rodney R. Miller
      Vice President and Treasurer                          Jeffrey P. Billinger
      Senior Vice President                                 Rodric E. Cummins
      Vice President                                        Matt L. Peden
      Vice President and Chief Compliance Officer           Patricia A. Weiland

                                   APPENDIX G

             FORM OF SUB-ADVISORY AGREEMENT WITH TIMESSQUARE CAPITAL
                                MANAGEMENT, LLC

                             SUB-ADVISORY AGREEMENT

      THIS SUB-ADVISORY AGREEMENT ("Contract") is made among the AB FUNDS TRUST, a Delaware business trust ("Trust"), and SBC FINANCIAL SERVICES, INC. ("Adviser"), a non-profit corporation organized under the laws of the State of Texas, and TIMESSQUARE CAPITAL MANAGEMENT, LLC, a registered investment advisor organized under the laws of the State of Delaware ("Sub-Adviser").

      WHEREAS, the Adviser has entered into an Investment Advisory Agreement ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

      WHEREAS, the International Equity Fund ("Fund") is a series of the Trust; and

      WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

      WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

      WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

      1. Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

      2. Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

      3. Duties as Sub-Adviser.

      (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund's investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

      (b) In accordance with the Fund's investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by the Annuity Board of the Southern Baptist Convention ("Annuity Board"), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by the Annuity Board, as being incompatible with the moral and ethical posture of the Annuity Board. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

      (c) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser's reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission ("SEC"). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

      (d) Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-Adviser for any series of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

      (e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund's administrator ("Administrator") with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

      (f) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

      (g) The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

      (h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

      4. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust's Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

      5. Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

      6. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

      7. Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

      8. Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      9. Indemnification.

      (a) The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser.

      (b) The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Trust.

      (c) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser's breach of fiduciary duty to the Sub-Adviser.

      (d) The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.

      10. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

      (a) The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

      (b) The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund's Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

      11. Representations of Adviser. The Adviser represents, warrants and agrees that:

      (a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

      (b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      12. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

      (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

      (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty
(30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-

Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust's and Adviser's code of ethics, if such person were not subject to the Sub-Adviser's code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser's code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

      (c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

      (d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

      (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

      (f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

      13. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

      18. Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

      19. Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

      16. Duration and Termination.

      (a) This Contract shall become effective upon the commencement of operations of the Trust, provided that this Contract shall not take effect unless it has first been approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the outstanding voting securities of the Fund.

      (b) Unless sooner terminated as provided herein, this Contract shall continue in effect until June 30, 2005. Thereafter, if not terminated, this Contract shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act:
(i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

      (c) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

      17. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

      18. Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

      19. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

      20. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

      21. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Matt L. Peden. All notices provided to the Sub-Adviser will be sent to the attention of Francine Goldstein.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of __________, 2004.

                                         AB FUNDS TRUST

                                         on behalf of
                                         INTERNATIONAL EQUITY FUND

                                         2401 Cedar Springs Road
                                         Dallas, Texas 75201

Attest:

By: Rodney R. Miller                     By: John R. Jones
    --------------------------------         -----------------------
Name: Rodney R. Miller                   Name: John R. Jones
Title: Vice President and Secretary      Title: President

                                         SBC FINANCIAL SERVICES, INC.

                                         2401 Cedar Springs Road
                                         Dallas, Texas 75201

Attest:

By: Patricia A. Weiland                  By: Rodric E. Cummins
    ------------------------                 -----------------------
Name: Patricia A. Weiland                Name: Rodric E. Cummins
Title: Vice President and Chief          Title: Vice President and Investment
       Compliance Officer                       Officer

                                         TIMESSQUARE CAPITAL MANAGEMENT, LLC

                                         Four Times Square
                                         25th Street
                                         New York, NY 10036

Attest:

By:___________________________           By: Grant R. Babyak
Name:                                    Name: Grant R. Babyak
Title:                                   Title: Managing Director

                                   SCHEDULE A
                        REPORTS TO BE MADE BY SUB-ADVISER

MONTHLY

   4. Transaction and valuation reports, including investment performance.

   5. Report showing the derivative holdings.

   6. Transactions with affiliated broker/dealers

QUARTERLY

   7. At the end of each calendar quarter a statement to the effect that the sub-adviser has discharged its responsibilities in accordance with the Investment Manager Mandate, noting any instances of non-compliance during the quarter, and will continue to maintain the portfolio in compliance (compliance checklist).

   8. Provide report to SBC Financial Services, Inc. on any material violations of the sub-adviser's code of ethics during period.

   9. Commission recapture report (if applicable).

  10. All fixed income sub-advisers utilizing derivatives, provide a report that demonstrates stress testing of the portfolio. At a minimum, such testing should demonstrate the effect on the portfolio of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the portfolio.

  11. All equity sub-advisers provide a report documenting how any proxies were voted during the quarter.

  12. Provide an attribution analysis report.

ANNUALLY

   7. Provide SAS 70 reports or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue traders, trades outside our guidelines or the portfolio investment objectives, and general violation of the sub-adviser's policies or code of ethics.

   8. Furnish with an updated proxy voting policy.

   9. Provide a copy of the current code of ethics

  10. Provide proof of liability and fiduciary insurance coverage and ERISA bonding requirements.

  11. Affirm in writing the sub-adviser's fiduciary status.

  12. Furnish an updated form ADV part I & II or more frequently if revised.

PERIODIC

  12. Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust's and Advisor's code of ethics, if such person were not subject to the sub-adviser's code of ethics.

  13. Promptly notify SBC Financial Services, Inc. of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between sub-advisers and AB Funds Trust.

  14. Timely advise SBC Financial Services, Inc. of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing.

  15. Advise SBC Financial Services, Inc. of any change in the portfolio manager assigned to the account. 16. Promptly inform SBC Financial Services, Inc. of any major changes in the sub-adviser's investment outlook, investment strategy and/or portfolio structure.

  17. Meet with SBC Financial Services, Inc. at least twice annually for a formal portfolio review - once in the Annuity Board's offices and once in sub-adviser's offices.

  18. Advise SBC Financial Services, Inc. of any pertinent issues that the sub-adviser deems to be of significant interest.

  19. Provide SBC Financial Services, Inc. with reports or other information regarding brokerage and benefits received there from.

  20. Provide SBC Financial Services, Inc. with list of affiliated brokers/dealers.

  21. Provide copies of any other periodic or special reports required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the sub-adviser.

  22. Promptly notify SBC Financial Services, Inc. of any material amendments to sub-adviser's code of ethics.

                                   SCHEDULE B
                                SUB-ADVISORY FEES

      This Schedule B contains the sub-advisory fee information required by
Section 7 of the Sub-Advisory Agreement among AB Funds Trust ("Trust"), SBC Financial Services, Inc. ("Adviser") and TimesSquare Capital Management, LLC ("Sub-Adviser") relating to the Small Cap Equity Fund ("Fund"), a series of the Trust.

      Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund's assets allocated to the Sub-Adviser.

AVERAGE DAILY NET ASSETS   ANNUAL RATE

                                   SCHEDULE C
                    AUTHORIZED REPRESENTATIVES OF THE ADVISER

      President                                         John R. Jones
      Vice President and Secretary                      Rodney R. Miller
      Vice President and Treasurer                      Jeffrey P. Billinger
      Senior Vice President                             Rodric E. Cummins
      Vice President                                    Matt L. Peden
      Vie President and Chief Compliance Officer        Patricia A. Weiland

                                   APPENDIX H

                                 AB FUNDS TRUST
                                GS6 CLASS SHARES
                     AMENDED AND RESTATED DISTRIBUTION PLAN

      This Distribution Plan (this "Plan") has been adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by AB Funds Trust, a business trust organized under the laws of the State of Delaware (the "Trust"), with respect to the GS6 Class of shares (the "GS6 Class") of each of the series of the Trust listed on Schedule A, as amended from time to time (each a "Fund").

SECTION 1. DISTRIBUTION FEE

      (a) Each Fund shall pay to the Annuity Board of the Southern Baptist Convention ("Annuity Board"), on behalf of the GS6 Class of such Fund, a distribution fee under this Plan at the annual rate set forth opposite the name of such Fund on Schedule A hereto of the average daily net assets of such Fund attributable to the GS6 Class (the "Distribution Fee").

      (b) The Distribution Fee shall be calculated daily and paid monthly by each Fund with respect to the GS6 Class at the annual rates indicated above. The Annuity Board may make payments to assist in the distribution of all classes of shares of the Funds out of any portion of any fee paid to the Annuity Board or any of its affiliates by the Fund, its past profits or any other sources available to it.

SECTION 2. EXPENSES COVERED BY THIS PLAN

      (a) The Distribution Fee with respect to the GS6 Class of each Fund is paid to compensate the Annuity Board for expenses incurred by it in connection with the offering and sale of shares of the GS6 Class, including payments by the Annuity Board to the Funds' distributor and others who render distribution services. Such expenses may include, but are not limited to, the following: costs of printing and distributing the Fund's Prospectus, Statement of Additional Information and sales literature to prospective investors; an allocation of overhead and office distribution-related expenses of the Annuity Board; advertising expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; and any other costs and expenses relating to distribution or sales support activities with regard to the GS6 Class. The Annuity Board may retain all or a portion of the Distribution Fee.

      (b) The amount of the Distribution Fee payable by each Fund under Section 1 hereof is not related directly to expenses incurred by the Annuity Board and this Section 2 does not obligate the Fund to reimburse the Annuity Board for such expenses. The Annuity Board may retain any excess of the fees it receives pursuant to this Plan over its expenses incurred in connection with paying the expenses described in this Section 2. The Distribution Fee set forth in Section 1 shall be paid by each Fund to the Annuity Board unless and until this Plan is terminated or not renewed with respect to such Fund or the GS6 Class thereof, and any distribution expenses incurred by the Annuity Board on behalf of such Fund in excess of payments of the Distribution Fees specified in Section 1 hereof which the Annuity Board has accrued through the termination date are the sole responsibility and liability of the Annuity Board and not an obligation of such Fund. The Annuity Board may waive receipt of fees under this Plan for a period of time while retaining the ability to be paid under this Plan thereafter.

SECTION 3. INDIRECT DISTRIBUTION EXPENSE

      To the extent that any payments made by each Fund to the Annuity Board or SBC Financial Services, Inc., in its capacity as investment adviser to such Fund, including payment of any shareholder service and other service fees or investment advisory fees, may be deemed to be indirect payment of distribution expenses, those indirect payments shall be deemed to be authorized by this Plan.

SECTION 4. APPROVAL OF SHAREHOLDERS

      This Plan shall not take effect with respect to a particular Fund, and no fee shall be payable by such Fund in accordance with Section 1 of this Plan, if adopted after the public offering of such Fund's voting securities or the sale of such securities to persons who are not affiliated persons of such Fund, affiliated persons of such persons, promoters of the Fund or affiliated persons of such promoters, until this Plan has been approved by a vote of at least a majority of the outstanding voting securities of the GS6 Class of such Fund. This Plan shall be deemed to have been approved with respect to the GS6 Class of such Fund so long as a majority of the outstanding voting securities of such class votes for the approval of this Plan, notwithstanding that this Plan has not been approved by any other class of such Fund.

SECTION 5. APPROVAL BY TRUSTEES

      Neither this Plan nor any related agreements shall take effect with respect to the GS6 Class of a particular Fund until approved by a majority of both (a) the full Board of Trustees of the Trust and (b) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to it (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan and the related agreements.

SECTION 6. CONTINUANCE OF THIS PLAN

      This Plan shall continue in effect from year to year with respect to the GS6 Class of each Fund, so long as its continuance is specifically approved at least annually by the vote of the Trust's Board of Trustees in the manner described in Section 5 above.

SECTION 7. TERMINATION

      This Plan may be terminated with respect to the GS6 Class of a Fund without penalty at any time, by a vote of a majority of the outstanding voting securities (as so defined) of such GS6 Class of such Fund or by a vote of a majority of the Independent Trustees. This Plan may remain in effect with respect to the GS6 Class of the Fund even if this Plan has been terminated in accordance with this Section 7 with respect to any other Fund.

SECTION 8. AMENDMENTS

      This Plan may not be amended with respect to a Fund so as to increase materially the amounts of the fees described in Section 1 above, unless the amendment is approved by a vote of the holders of at least a majority of the outstanding voting securities of the GS6 Class of such Fund. Any material amendment to this Plan shall be effective only upon approval by the Trust's Board of Trustees in the manner described in Section 5 above.

SECTION 9. SELECTION OF CERTAIN TRUSTEES

      While this Plan is in effect, the selection and nomination of the Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees then in office who are not interested persons of the Trust, provided that the shareholders of the Trust may also nominate and select persons for such positions, as specified in the Trust's Trust Instrument.

SECTION 10. WRITTEN REPORTS

      In each year during which this Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by each Fund with respect to the GS6 Class pursuant to this Plan or any related agreement shall prepare and furnish to the Trust's Board of Trustees, and the Board shall review, at least quarterly, written reports complying with the requirements of the Rule which set out the amounts expended under this Plan and the purposes for which those expenditures were made.

SECTION 11. PRESERVATION OF MATERIALS

      The Trust shall preserve copies of this Plan, any agreement relating to this Plan and any report made pursuant to Section 10 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of this Plan, agreement or report.

SECTION 12. MEANINGS OF CERTAIN TERMS

      As used in this Plan, the terms "interested person" and "majority of the outstanding voting securities" shall be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Trust under the 1940 Act by the Securities and Exchange Commission.

SECTION 13. LIMITATION OF LIABILITY

      The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or a Fund under this Plan.

SECTION 14. GOVERNING LAW

      This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the state of Delaware.

Dated: May 15, 2001
Amended and Restated: August 4, 2004

                                  SCHEDULE A TO
                                 AB FUNDS TRUST
                                GS6 CLASS SHARES
                                DISTRIBUTION PLAN

                                  Distribution Fee (expressed as an annual rate
                                   Of the average daily net assets of the Fund
NAME OF FUND                             Attributable to the GS6 Class)
------------                             ------------------------------

Flexible Income Fund                                  0.10%

Growth & Income Fund                                  0.10%

Capital Opportunities Fund                            0.10%

Global Equity Fund                                    0.10%

Money Market Fund                                     0.10%

Low Duration Bond Fund                                0.10%

Medium Duration Bond Fund                             0.10%

Extended Duration Bond Fund                           0.10%

Equity Index Fund                                     0.10%

Value Equity Fund                                     0.10%

Growth Equity Fund                                    0.10%

Small Cap Equity Fund                                 0.10%

International Equity Fund                             0.10%